                                                                  EXHIBIT 10.33

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                         MASTER SITE LEASE AGREEMENT

                                   BETWEEN

                          NEXTEL OF NEW YORK, INC.,
               NEXTEL COMMUNICATIONS OF THE MID-ATLANTIC, INC.,
                             NEXTEL SOUTH CORP.,
                            NEXTEL OF TEXAS, INC.,
                              NEXTEL WEST CORP.,
                        AND NEXTEL OF CALIFORNIA, INC.

                                     AND

                          TOWER ASSET SUB, INC. AND
                      LANDLORD PARTIES AS DEFINED HEREIN

                         Dated as of _______ __, 1999


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


                              TABLE OF CONTENTS

PAGE
-----

RECITALS1
1.    Incorporation of Recitals; Definitions5

2.    Master Lease5

3.    Premises6

4.    Use6

5.    Term6

6.    Rent7

7.    Facilities; Utilities; Access9

8.    Interference11

9.    RF Compliance12

10.   Taxes13

11.   Waiver of Liens13

12.   Termination13

13.   Destruction or Condemnation14

14.   Insurance14

15.   Waiver of Subrogation15

16.   Assignment and Subletting16

17.   Warranties; Quiet Enjoyment17

18.   Installations, Replacements, Maintenance and Repairs18

19.   Right of First Refusal20

20.   Hazardous Substances21

21.   Indemnity22


22.   Tower Marking and Lighting Requirements22

23.   Estoppels/SNDAS23

24.   Prime Lease23

25.   Conduct of Landlord24

26.   Tests and Contingencies24

27.   Default; Remedies; Dispute Resolution25

28.   Miscellaneous27

Exhibits A-1     Site Schedule
         A-2     Site Schedule (Microwave)
Exhibit B        Estoppel Certificate
Exhibit C        Subordination, Non-Disturbance and Attornment Agreement
Exhibit D        Memorandum of Agreement

                          MASTER SITE LEASE AGREEMENT

      This Master Site Lease Agreement ("Lease") is entered into as of the _____ day of April, 1999 (the "Closing Date"), between Nextel of New York, Inc., a Delaware corporation, Nextel Communications of the Mid-Atlantic, Inc., a Delaware corporation, Nextel South Corp., a Georgia corporation, Nextel of Texas, Inc., a Texas corporation, Nextel West Corp., a Delaware corporation and Nextel of California, Inc., a Delaware corporation, each d/b/a Nextel Communications (hereafter individually or collectively, as the context may require, "Tenant"), and Tower Asset Sub, Inc., a Delaware corporation ("Tower Sub") (together with its successors and assigns and the Landlord Parties described herein, in each case individually or collectively, as the context may require, "Landlord").

                                    RECITALS

      A. Tenant is licensed by the Federal Communications Commission ("FCC") to construct and operate communications systems, including specialized mobile radio ("SMR"), throughout the United States.

      B. Nextel Communications, Inc., a Delaware corporation ("Nextel"), Tower Parent Corp., a Delaware corporation ("Parent Co."), Tower Merger Vehicle, Inc., a Delaware corporation ("Merger Sub"), Tower Sub, SpectraSite Holdings, Inc., a Delaware corporation ("Tower Aggregator") SpectraSite Communications, Inc., a Delaware corporation ("SCI"), and SHI Merger Sub, Inc., a Delaware corporation ("SHI Merger Sub") are parties to a certain Agreement and Plan of Merger dated as of February 10, 1999, as amended (the "Merger Agreement"). The Merger Agreement contemplates, among other things, that (i) prior to the merger of SHI Merger Sub with and into Merger Sub (the "Merger"), Tenant will transfer to Parent Co. and Parent Co. will, in turn, transfer to Tower Sub, certain towers and other improvements (defined as "Existing Towers" and "Additional Towers" in the Merger Agreement), and (ii) from time to time after the consummation of the Merger (the "Closing"), certain Affiliates (as hereinafter defined) of Nextel will sell, transfer or assign to Tower Sub certain towers and other improvements, the construction of which is completed after the Closing by or for Tenant or to which Tenant otherwise acquires rights after the Closing (such additional towers and other improvements are defined as or are otherwise deemed to be "Purchased New Sites" and "Constructed New Sites" in, and such transfers and assignments will be undertaken pursuant to, the terms of that certain Master Site Commitment Agreement dated as of the Closing Date (the "Master Site Commitment Agreement")). The Existing Towers, the Additional Towers, the Purchased New Sites, and the Constructed New Sites are collectively referred to herein as the "Towers Package," and the various transactions in which Tower Sub or its successors and assigns acquire any portion or all of the Towers Package are referred to herein as the "Towers Transactions." "Affiliate" shall have the meaning set forth in Rule 12(b)-2 under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

      C. It is the intent of the parties to this Lease that this Lease sets forth the monthly rental rate and related adjustment procedures set forth in
Section 6 of this Lease, the terms relating to the payment of Rent set forth in
Section 6 of this Lease, the terms relating to the payment of taxes set forth in Section 10 of this Lease, the terms relating to the procurement and maintenance of insurance coverage set forth in Section 14 of this Lease and the terms relating to the monthly rates for installation of microwave antennas and other additional equipment set forth in Section 6 of this Lease (such terms being collectively referred to herein as the "Economic Terms") and all the other terms and conditions (all of the terms and conditions contained in the body of this Lease, but excluding all Economic Terms, herein called the "Substantive Terms and Conditions") that are applicable to each relevant Tenant's (including, as appropriate, such Tenant's successors and permitted assigns) lease and/or sublease of platform space on the towers and the right to use and/or benefit from other improvements included within the Towers Package (including any related interests in real property contained in such Towers Package, on which such towers and other improvements are situated or which otherwise benefit or provide access to such towers and other improvements; such related interests in real property, with reference to any particular tower, individually an "Existing Site" and collectively the "Existing Sites").

      D. The parties also intend that, with respect to each relevant Tenant's (including as appropriate, such Tenant's successors and permitted assigns) lease and/or sublease of platform space on towers and of space on other communications sites (such as, by way of example and not limitation, rooftops and water tanks) and the right to use and/or benefit from other improvements (including related interests in real property of a nature comparable or equivalent to the Existing Sites and the Landlord Sites, as hereinafter defined) pursuant to leases, licenses, co-location or other similar agreements (collectively, "Pre-existing Agreements") that either are (i) in effect on the date hereof between such Tenant and Tower Aggregator (or any controlled Affiliate of Tower Aggregator) or (ii) in effect on the date hereof or are hereafter entered into, in either case between such Tenant and any third party other than Tower Aggregator (or any controlled Affiliate of Tower Aggregator) which, subsequent to the date on which the relevant Pre-existing Agreement(s) are entered into, becomes one of the Landlord Parties hereunder (individually a "Pre-existing Site" and collectively, "Pre-existing Sites"), the Economic Terms relating to Pre-existing Sites will continue, but this Lease shall be deemed to set forth all of the Substantive Terms and Conditions applicable to Pre-existing Sites and shall replace and supersede in their entirety all contrary, conflicting or inconsistent terms and conditions now or hereafter in force or effect.


      E. Finally, the parties intend that this Lease set forth the Economic Terms and the Substantive Terms and Conditions that shall be applicable to each relevant Tenant's (including, as appropriate, such Tenant's successors and permitted assigns) lease and/or sublease of platform space on towers and of space on other communications sites (such as, by way of example and not of limitation, rooftops and water tanks) and the right to use and/or benefit from other improvements (including related interests in real property of a nature comparable or equivalent to the Sites) now owned or hereafter acquired (other than the Existing Sites and the Pre-existing Sites), at any location in the United States (including Alaska, Hawaii, Puerto Rico and all other United States territories, possessions and protectorates), by Landlord, any successor in interest to Landlord, or any controlled Affiliate of Landlord (the "Landlord Parties") (individually a

"Landlord Site" and collectively, "Landlord Sites"). The Existing Sites, Pre-existing Sites and Landlord Sites are sometimes referred to individually in this Lease as a "Site" and collectively as the "Sites."

      F. As further consideration for the sale, transfer, assignment and Merger, Landlord and Tenant have agreed to stagger the initial terms of this Lease as it relates to the Existing Sites (other than those relating to Constructed New Sites and Purchased New Sites).

      G. Landlord and Tenant have agreed to execute and deliver Site Schedules for each Existing Site, each Pre-existing Site and each Landlord Site described in the foregoing recitals, which shall be attached to and made a part of this Lease, with each such Site to be subject to the terms and conditions hereinafter set forth in this Lease.

      NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. INCORPORATION OF RECITALS; DEFINITIONS. Each of the foregoing recitals is incorporated and made a part of this Lease as if restated in its entirety herein. Whenever used in this Lease, any noun or pronoun will be deemed to include both the singular and plural and to cover all genders. Unless otherwise specified, the terms "hereof", "herein" and similar terms refer to this Lease as a whole, and references to sections or paragraphs refer to sections or paragraphs of this Lease.

2. MASTER LEASE. (a) This Lease sets forth the Substantive Terms and Conditions upon which a portion of each Existing Site, each Pre-existing Site and (subject to Subparagraph 2(b) hereof) each Landlord Site is leased or licensed by Landlord to Tenant and the Economic Terms upon which a portion of each Existing Site and Landlord Site is leased or licensed by Landlord to Tenant. For purposes of this Lease, the term "lease" shall mean lease, sublease, license or sublicense, as the context may require for any Site. The parties shall execute and attach hereto one or more, as applicable, "Site Schedules" in the forms set forth on Exhibits A-1 and A-2 (Microwave) which are incorporated herein by this reference for each Existing Site, each Pre-existing Site and (subject to Subparagraph 2(b) hereof) each Landlord Site subject to this Lease. The terms and conditions of this Lease shall govern and control in the event of a discrepancy or inconsistency with the terms and conditions of any Site Schedule. Site-specific terms which apply only to a particular Site shall be set forth on the Site Schedule.

      (b) Landlord and Tenant have agreed that any Landlord Site now or hereafter owned or controlled by Landlord or any controlled Affiliate of Tower Aggregator shall, subject to the provisions of Section 2.5(c) of the Master Site Commitment Agreement, be made available for lease by Landlord or any controlled Affiliate of Tower Aggregator to Tenant. Landlord shall, no less frequently than every thirty (30) days, notify Tenant in writing of all Landlord Sites owned or controlled by Landlord or any controlled Affiliate of Tower Aggregator, as well as each such Landlord Site's latitude, longitude, available capacity, available ground space and any other pertinent information available to Landlord or any controlled Affiliate of Tower Aggregator, with such list and information to be in a form reasonably acceptable to Tenant. Landlord shall use best efforts to make capacity and/or space available on any Landlord Site desired by Tenant subject to the available capacity and space of such Landlord Site. Tenant shall have the right, to be exercised by providing notice to Landlord, to lease any such Landlord Site on the Substantive Terms and Conditions and Economic Terms set forth in this Lease, whereupon the parties shall execute and attach hereto a Site Schedule for such Landlord Site.

3. PREMISES. Landlord either owns, leases or licenses (or in the future will own, lease or license) the Sites and the improvements thereon, which improvements may include, without limitation, buildings, water tanks, poles and tower structures (the "Antenna Sites"). If Landlord leases or licenses any Site, Landlord shall provide Tenant upon request with a copy of Landlord's lease or license and all amendments or modifications thereto (the "Prime Lease"), which will be attached to each affected Site Schedule as Exhibit 4. If required by the terms of the Prime Lease, Landlord shall use best efforts to obtain the written consent of the prime landlord or licensor to this Lease and the relevant Site Schedule which shall include specifically the consent to Tenant's rights pursuant to Section 16 of this Lease; provided, however, that the Landlord shall have no obligation to obtain the written consent of the prime landlord or licensor with respect to any Site transferred under and pursuant to the Merger Agreement. If Landlord shall fail to obtain such required written consent of the prime landlord or licensor for any Sites other than Sites being transferred under and pursuant to the Merger Agreement at Closing, then Tenant shall not be obligated to enter into a Site Schedule for such Site. Upon execution of each Site Schedule (but subject to Section 28(m) of this Lease) and subject to the terms and conditions of this Lease and the Site Schedule, Landlord hereby leases to Tenant, and Tenant leases from Landlord, space on each Site as more particularly described in each Site Schedule and space on the related Antenna Site (collectively, the "Premises") and grants Tenant the right, subject to the rights of existing tenants, to install and maintain transmission and utility wires, poles, cables, conduits and pipes on each Site including over, under or along a right-of-way extending from the nearest public right-of-way to the Premises; said Premises and right-of-way for access being substantially as described in Exhibits 1 and 2 annexed to each individual Site Schedule. For all Existing Sites included in the Towers Package for which Tenant has provided the Site Acquisition Work (as defined in the Master Site Commitment Agreement) Tenant agrees that whatever description of the Premises and access thereto is provided by Tenant in connection with Tenant's transfer and assignment of such Existing Sites to Landlord (or its predecessor in interest) shall be the description utilized in the Site Schedules for such Existing Sites.

4. USE. The Premises may be used by Tenant for any activity in connection with the provision of communications services subject to the terms, covenants and conditions of this Lease.

5.    TERM.

      (a) The term ("Term") of Tenant's right to use any Site shall be five (5) years commencing on the date specified in the Site Schedule ("Commencement Date"), and terminating on the fifth anniversary of the Commencement Date except that the initial term for the Existing Sites (other than those relating to the Purchased New Sites and the Constructed New Sites) shall be divided as equally as possible into five (5), six (6), seven (7) and eight (8) years, unless earlier terminated by Tenant as set forth herein, which Term shall be specified in the Site

Schedules. Unless the Tenant is then in default beyond all applicable notice and cure periods, Tenant shall have the right to extend the Term of its rights to each Site for five (5) successive five (5) year periods ("Renewal Terms") on the same terms and conditions as set forth herein or such shorter term as may be provided in any Prime Lease. The right to use a Site shall automatically be extended for each successive Renewal Term unless Tenant notifies Landlord of its intention not to renew prior to commencement of the succeeding Renewal Term. If the Prime Lease is extended, the number of Renewal Terms hereunder shall automatically be increased to correspond with the maximum term, including options, available under the Prime Lease.

      (b) Subject to the term of the Prime Lease, Tenant may elect, upon expiration of the final Renewal Term set forth above, to further extend the term of its right to use any Site on the same terms and conditions set forth herein.

      (c) Subject to the provisions of Section 24 hereof, if Tenant shall hold possession of the Premises after the expiration or earlier termination of the Term or any Renewal Term or pending negotiation of an extension, Tenant's right to use such Premises shall automatically without notice become a month-to-month lease on the same terms and conditions set forth herein, and Tenant's possession hereunder a month-to-month tenancy.

      (d) Tenant shall have the right, which shall be expressly limited to one time per Site Schedule per Term, to trade or exchange the Term of any particular Site for the Term of another Site, upon written notice to Landlord, which written notice shall specify with particularity which Site expiration dates and Sites are being exchanged, and which notice shall constitute an amendment to the two affected Site Schedules. For example, during the initial Term, Tenant may elect to exchange the expiration date of a Site having an eight (8) year Term with the expiration date of another Site having a five (5) year Term, but may not thereafter initiate another exchange or trade of expiration dates for such Sites until after the end of the then-current Terms as to such Sites.

      (e) This Lease shall remain in effect until expiration or termination of Tenant's right to use all Sites made available pursuant to this Lease.

6. RENT. (a) Within 15 days of the Commencement Date for each Site (other than a Pre-existing Site) subject to this Lease at any time, and on the first day of each month thereafter, Tenant shall pay to Landlord as rent One Thousand Six Hundred and 00/100 Dollars ($1,600.00) per month ("Rent") for each Existing Tower, each Additional Tower, each Constructed New Site, each Purchased New Site, and each Landlord Site, in consideration of Landlord's covenants and obligations set forth in this Lease and Landlord's agreement to lease and demise to Tenant space on the Antenna Sites on the Premises that is sufficient for the installation and operation of the following or equivalent items:


           --     Twelve (12) panel antenna array.

           -- Two (2) GPS units: one (1) operational and one (1) backup, with 1/2" coax to each unit. GPS units must have an unobstructed view of the sky.

           -- Three (3) Tower Top Amplifiers (TTA). Each TTA will have two(2) runs of 7/8" coax. TTA locations also require one (1) additional run of 7/8" coax for use as a test line.

           -- Each antenna will have 1 5/8" coax runs. Antennas will have twenty (20) foot vertical antenna separation between antenna mounts.

           -- One air conditioned shelter not to exceed 10' x 20'; together with adequate pad space.

           -- One standby generator; together with adequate pad or shelter space for same.

Rent for any fractional month at the beginning or at the end of a Term or Renewal Term shall be prorated. On each annual anniversary of each Commencement Date, the Rent shall be increased by three percent (3%) over the preceding year's Rent amount. Rent shall be payable to Landlord at SpectraSite Communications, Inc., SpectraSite Communications, Inc., P.O. Box 751760, Charlotte, NC 28275-1760, Attention: Accounts Receivable.

      (b) Provided that additional capacity is or can be made available at the Premises and subject to the rights of existing tenants to space on the Site, Tenant shall have the right, at its sole option, to lease additional space on the Premises that is sufficient to permit Tenant to add one or more additional sets of Tenant Facilities (defined in Section 7(a)) or equivalent. If Tenant shall exercise its option to add additional sets of Tenant Facilities on any Site pursuant to this subparagraph, Landlord and Tenant shall execute a new Site Schedule for each such additional Tenant Facilities, which shall be governed by the terms of this Lease as applied to such Site Schedule. For each new additional Site Schedule executed for additional Tenant Facilities on a Merger Site (as defined in the Master Site Commitment Agreement), Tenant shall pay to Landlord as rent an amount equal to $1,600.00 per month, increased by three percent (3%) for each anniversary of the Closing Date (as defined in the Merger Agreement) which shall have passed prior to the Commencement Date of such new Site Schedule. For each new additional Site Schedule executed for additional Tenant Facilities on a Constructed New Site or Purchased New Site, Tenant shall pay to Landlord as rent the amount of $1,600.00 per month, increased by three percent (3%) for each anniversary of the Commencement Date of the original Site Schedule for such Constructed New Site or Purchased New Site. Any additional rent or payments payable under new additional Site Schedules executed pursuant to this subparagraph 6(b) shall be deemed to be "Rent" for all purposes of this Lease, including without limitation the terms of this Lease providing that Rent shall be increased by three percent (3%) on each anniversary of each Commencement Date. The determination of whether additional capacity exists to accommodate the installation of one or more sets of additional Tenant Facilities shall be made by Landlord in Landlord's reasonable discretion and shall include a consideration of strutural and wind-loading capacity of the tower including the then existing installations on the tower and any equipment which may be installed on the tower in the future pursuant to a binding agreement that has been entered into by Landlord. If additional capacity can be made available by modifying or reinforcing the existing tower structure, Tenant shall have the right to make such modifications or reinforcements at its cost and expense, provided such modifications or reinforcements comply with all applicable laws, are consistent with the recommendations of any structural analysis or report undertaken for such tower and do not interfere with the Tenant Facilities of other tenants or the operation thereof.

      (c) In addition, provided that additional capacity is or can be made available at the Premises, Tenant shall have the right, at its sole option and expense, to install microwave antennas for a monthly rental payment of One and 50/100 Dollars ($1.50) per linear foot per microwave antenna mounting height, using standard microwave cabling, plus (i) $0 for antenna dishes less than or equal to two (2) feet in diameter, (ii) $100 for antenna dishes more than two
(2) feet but less than or equal to four (4) feet in diameter, (iii) $200 for antenna dishes more than four (4) feet but less than or equal to six (6) feet in diameter, and (iv) $300 for antenna dishes more than six (6) feet in diameter. All grid dishes must contain de-icers and all dishes larger than two
(2) feet in diameter must contain a radome cover. Installations above 250 feet are subject to Landlord's reasonable review and approval. The parties shall execute a new Site Schedule in the form set forth on Exhibit A-2 if any of the foregoing equipment is placed on a Site. Any additional rent or payments payable under a new Site Schedule executed pursuant to this subparagraph 6(c) shall be deemed to be "Rent" for all purposes of this Lease, including without limitation the terms of this Lease providing that Rent shall be increased by three percent (3%) on each anniversary of each Commencement Date.

      (d) The foregoing Rent provisions shall not apply to the Pre-existing Sites for the duration of the then current term of the Pre-existing Agreement, but all other Substantive Terms and Conditions of this Lease shall apply, including, without limitation, the right to add additional Tenant Facilities as set forth in subparagraphs (b) and (c) above. To the extent that any Pre-existing Agreement contains terms with respect to microwave antennas that are inconsistent with subparagraph (c), however, the terms of such Pre-existing Agreement shall govern and shall be described with specificity in the Site Schedule for such Pre-existing Site. Any existing agreements or contracts between Landlord and Tenant relating to any Pre-existing Site, other than such Pre-existing Agreements which are hereby amended and restated and made subject to this Lease by the execution of each Site Schedule, and any inconsistent terms (other than the Economic Terms) contained in the Pre-existing Agreements (except as otherwise preserved herein) are hereby expressly agreed to be null, void and of no further force and effect.

7.    FACILITIES; UTILITIES; ACCESS.


      (a) Tenant has the right, subject to the terms and provisions of the Prime Lease and governmental regulations and approvals, to erect, maintain and operate on each Premises radio communications facilities, including without limitation utility lines, transmission lines, air conditioned equipment shelter(s), electronic equipment, radio transmitting and receiving antennas and supporting equipment and structures thereto, including poles, cables, conduits, and pipes over, under or along a right-of-way across the Site from the nearest public right-of-way, and other accessories appropriate to the successful and secure operation of its communications facilities all as more particularly described in Section 6 and on Exhibits 1 and 2 to each Site Schedule (collectively, the "Tenant Facilities") and Tenant shall be entitled to replace any thereof from time to time provided that the replacement equipment is no larger than the original tenant facilities, places no additional structural or wind load on the tower and requires no additional space other than the Premises. Tenant shall be responsible for all costs and expenses associated with the purchase, installation, shipping, maintenance and repair of the Tenant Facilities. In connection therewith, Tenant has the right to do all work necessary to prepare, maintain and alter the Premises for Tenant's business operations and to install transmission lines connecting the antennas to the transmitters and receivers. Title to the Tenant Facilities shall be held by Tenant, and Landlord access to the Tenant Facilities shall be restricted in any manner that Tenant, in its reasonable discretion, deems appropriate. All Tenant Facilities shall remain Tenant's personal property and are not fixtures. Tenant has the right to remove all Tenant Facilities on or before the expiration or earlier termination of any Term.

      (b) Tenant shall have the right to draw electricity and other utilities from the existing utilities on each Site or obtain separate utility service from any utility company that will provide service to the Site. Tenant's utilities shall be separately metered, and Tenant shall only be responsible for those utility bills rendered directly to Tenant by the servicing utility company. Tenant shall be permitted to install and operate a standby power generator on the Premises, subject to prime landlord approval and governmental regulations and required approvals, for Tenant's exclusive use.

      (c) In the event that T-1 or other comparable transmission service for the connection of the Tenant Facilities to Tenant's communications network is unavailable at a Site, Tenant shall have the right to install on a temporary basis at such Site microwave antennas and related cabling and equipment ("Temporary Microwave Facilities") in lieu of such T-1 or comparable transmission lines. The parties shall execute a Site Schedule in the form of Exhibit A-2 for the Temporary Microwave Facilities, provided however that such Site Schedule shall be for a term of twelve (12) months, terminable by Tenant during such twelve-month period upon ten (10) days written notice to Landlord following connection of a T-1 or comparable transmission service to such Site. Upon the expiration of the foregoing twelve-month period, or any earlier termination of a Site Schedule for Temporary Microwave Facilities, Tenant shall have the right to convert the applicable Site Schedule to a full five (5) year term pursuant to Section 6(c) above by written notice to Landlord. In the event Tenant shall convert a Site Schedule for Temporary Microwave Facilities, such converted Site Schedule shall thereafter be governed by Section 6(c) hereof. If Tenant shall fail to convert any Site Schedule for Temporary Microwave Facilities, then the same shall expire, and be null and void from and after the date of expiration.

      (d) Unless expressly limited by the terms of a Prime Lease, which terms must be identified and described on each affected Site Schedule, Tenant, Tenant's employees, agents, subcontractors, lenders and invitees shall have access to the Premises without notice to Landlord twenty-four (24) hours a day, seven (7) days a week, at no charge. Landlord grants to Tenant, and its agents, employees, contractors, guests and invitees, a non-exclusive right and easement for pedestrian and vehicular ingress and egress.

      (e) Unless otherwise specified in the applicable Site Schedule, Landlord shall maintain all access roadways from the nearest public roadway to the Premises in a manner sufficient to allow pedestrian and vehicular access at all times under normal weather conditions. Landlord shall be responsible for maintaining and repairing such roadway, at its sole expense.

      (f) Landlord acknowledges that the Rent does not include the transport of signals or the interconnection by Landlord or any third party with Tenant's communications network.

      (g) All construction, installations and operations in connection with this Lease by Tenant shall meet with all applicable rules and regulations of the FCC, FAA (as hereinafter defined) and all applicable codes and regulations of the city, county, and state concerned. Landlord assumes no responsibility for the licensing, operation and maintenance of the Tenant Facilities. Tenant has the responsibility of carrying out the terms of Tenant's FCC license with respect to tower light observation and notification to the FAA if those requirements as imposed on Tenant are in excess of those required of Landlord. Tenant covenants that the equipment and the construction, installation, maintenance and operation thereof shall not damage the Premises or improvements or interfere with the use of the Site by Landlord or any tenant whose operations at the Site pre-date the Commencement Date.

8.    INTERFERENCE.

      (a) Landlord shall operate each Premises in a manner that will not cause interference to the Tenant Facilities, and Landlord shall not interfere with any current or future uses or frequencies employed or to be employed by Tenant at the Premises. Tenant shall operate its Tenant Facilities at each Site in a manner that will not cause interference to the lawful operation of communications equipment of tenants at each such Site which pre-date the installation of the Tenant Facilities. For purposes of this Section 8 and
Section 9 hereof, Tenant shall be deemed to be the initial tenant operating at each Constructed New Site and Purchased New Site, regardless of the actual date of installation of the Tenant Facilities at each such Site.

      (b) Landlord shall not permit itself or its other lessees or licensees to install equipment on the Premises, or property contiguous thereto owned or controlled by Landlord, if such equipment will cause interference with Tenant's operations. Tenant shall not install equipment on Premises, or property contiguous thereto owned or controlled by Landlord, if such equipment will cause interference with the lawful communications operations of tenants at each such Site which pre-date the installation of the Tenant Facilities. Landlord shall and shall require its other lessees or licensees to participate diligently and in good faith to resolve any interference that affects Tenant. Subject to Section 8(e), in the event interference occurs, Landlord shall immediately take all action necessary to eliminate such interference.

      (c) Landlord shall comply at all times with FCC and Federal Aviation Administration ("FAA") regulations, including registration of towers with the FCC where applicable. Landlord shall be liable to Tenant for any unauthorized use of the Premises.

      (d) Subject to Section 8(e), in the event Landlord fails to remedy interference caused by the operation of equipment owned by Landlord or other lessees or licensees within forty-eight (48) hours after receipt by Landlord of written notice from Tenant describing the existence of material interference, and in cases of non-material interference, within thirty (30) days of the date of the receipt of notice from Tenant of the existence of such non-material interference or Landlord otherwise fails to comply with this Section 8, Tenant may pursue all remedies available at law and in equity, including, without limitation, termination of this Lease but solely as it relates to the affected Site.

      (e) Tenant shall operate the Tenant Facilities in compliance with the Communications

Act of 1934, as amended (the "Communications Act") and all requirements and regulations of the FCC and FAA and to the extent that the Tenant Facilities experience interference from the operation of equipment owned by Landlord or other licensees because the Tenant Facilities do not comply with the requirements and regulations of the FCC, FAA, or any other applicable laws, rules or regulations, Landlord shall have no obligation to remedy such interference. Tenant shall at no cost or expense to Tenant cooperate with Landlord's efforts to resolve any interference with the operation of the Tenant Facilities.

      (f) Tenant agrees to install Tenant Facilities of types and radio frequencies which will not cause interference to authorized communications operations being conducted from the Site by Landlord or other occupants of the Site which are in place as of the Commencement Date. In the event the Tenant Facilities causes such interference, Tenant will take all steps necessary to correct and eliminate the interference. If such interference is material and cannot be eliminated within forty-eight (48) hours after receipt by Tenant of written notice from Landlord describing the existence of material interference, and in other cases, if such interference is not material, within thirty (30) days of the date of the receipt of notice of the existence of the interference, Tenant shall temporarily disconnect the electric power and shut down the Tenant Facilities (except for intermittent operation for the purpose of testing, after performing maintenance, repair, modification, replacement, or other action taken for the purpose of correcting such interference) until such interference is corrected. If such interference is not timely corrected after receipt of written notice as aforesaid, then Landlord may pursue all remedies available at law and in equity, including, without limitation, termination of this Lease, but solely as it relates to the affected Site, and Tenant agrees to remove the Tenant Facilities from such Premises.

9.    RF COMPLIANCE.

      (a) Landlord shall be solely responsible for ensuring that operations at each Site do not exceed the radiated power density maximum permissible exposure ("MPE") limits for workers and the general public specified by the FCC. Landlord shall at all times operate the Antenna Sites in a manner that will not cause the Premises to exceed the MPE specified by the FCC.

      (b) Landlord shall not permit itself, its lessees or licensees to install new or replacement equipment on the Premises, or property contiguous thereto owned or controlled by Landlord, if such equipment is likely to cause the Premises to exceed the MPE limits for that location. In the event excess radiated power densities occur, Landlord agrees to take, or to cause any subsequent lessee or licensee whose use of the Premises results in the FCC specified MPE limits being exceeded to promptly take, all mitigation action necessary to eliminate such excess radiated power densities within thirty (30) days. In the event Landlord fails to comply with this Section 9, Tenant may, in its sole option, terminate this Lease but in each case only to the extent it relates to the applicable Site and/or pursue any other remedies available at law or in equity, including injunctive relief.

10. TAXES. If personal property taxes are assessed on any Premises, Tenant shall pay any portion of such taxes directly attributable to the Tenant Facilities. Tenant shall also be solely responsible for the payment of any taxes, levies, assessments and other charges imposed including franchise and similar taxes imposed upon the business conducted by Tenant. Tenant shall pay any sales or similar taxes imposed upon the payment or receipt of Rent hereunder. Landlord shall pay all other taxes, levies, assessments, deferred taxes, and other charges imposed on each Site by any governmental authority. The foregoing terms of this Section 10 shall not apply to any Pre-existing Site to the extent that the Pre-existing Agreement contains terms that are inconsistent with this Section 10 (which inconsistent terms shall govern and shall be described with specificity in the Site Schedule for such Pre-existing Site). Landlord shall provide Tenant with documentation reasonably acceptable to Tenant to substantiate the allocation of taxes to the Tenant Facilities.

11.   WAIVER OF LIENS.

      (a) Landlord waives any lien rights it may have concerning the Tenant Facilities which are deemed Tenant's personal property and not fixtures, and Tenant has the right to remove the same at any time without Landlord's consent. Landlord waives any lien rights it may have in any items constituting Affiliate Collateral, as defined below, which are deemed personal property of Tenant's appropriate Affiliates and are not fixtures, and the appropriate Affiliate has the right to remove the same at any time without Landlord's consent.

      (b) Landlord acknowledges that Tenant has entered into a financing arrangement including promissory notes and financial and security agreements for the financing of the Tenant Facilities (the "Collateral") with a third party financing entity (and may in the future enter into additional financing arrangements with other financing entities) and may enter into sale/leaseback or other similar arrangements with Affiliates of Tenant who may become sub-tenants with respect to certain of the Sites and may install items equivalent to the Tenant Facilities at such Sites, which in turn may be subject to financing and security agreement terms similar to those applicable to Tenant (such items collectively, "Affiliate Collateral"). In connection therewith, Landlord (i) consents to the installation of the Collateral and the Affiliate Collateral; (ii) disclaims any interest in the Collateral and the Affiliate Collateral, as fixtures or otherwise; and (iii) agrees that the Collateral and the Affiliate Collateral shall be exempt from execution, foreclosure, sale, levy, attachment, or distress for any Rent due or to become due and that such Collateral and the Affiliate Collateral may be removed by Tenant or its Affiliates, as appropriate, at any time without recourse to legal proceedings.

12. TERMINATION. Tenant may terminate this Lease and the related Site Schedule with respect to any Site, in its sole discretion, without further liability to Landlord on thirty (30) days prior written notice as follows: (i) upon failure to obtain or maintain any license, permit or other approval necessary for construction and operation of the Tenant Facilities after reasonable efforts by Tenant to obtain or maintain such license, permit or other approval, or (ii) if Tenant is unable to occupy or utilize the Premises due to an action of the FCC which is not the result of any action of Tenant, including without limitation, the take-back of a license, channel or change in frequency. Termination with respect to any affected Site(s) hereunder shall not limit any rights or remedies available to Landlord or Tenant at law or in equity.

13. DESTRUCTION OR CONDEMNATION. If the Premises or Tenant Facilities are damaged (but only if such damage, in the reasonable judgment of the Tenant, adversely affects the Tenant's business operations), destroyed, condemned or transferred in lieu of condemnation, Tenant may elect to terminate this Lease and the related Site Schedule with respect to the affected Site as of the date of the damage, destruction, condemnation or transfer in lieu of condemnation unless Landlord repairs or reconstructs the Antenna Site on such affected Site or on real property with the same coordinates to a condition that is suitable to allow the installation of the Tenant Facilities within sixty (60) days of the date of the destruction, condemnation or transfer. Rent accruing under the Site Schedule shall be abated during that period in which the Site is being repaired, rebuilt or reconstructed on a Site which has been damaged, destroyed, condemned or transferred in lieu of condemnation. If Tenant chooses not to terminate this Lease and the related Site Schedule with respect to the affected Site, Rent shall be reduced or abated in proportion to the actual reduction or abatement of use of the Premises and the duration thereof. Tenant shall have the right, at its option, to locate and operate a "cell on wheels" or comparable backup system on any affected Site during the pendency of any repairs or reconstruction; provided, however, that, any such action by Tenant shall not unreasonably interfere with Landlord's repairs or reconstruction. Nothing herein shall be construed to preclude Tenant from prosecuting any claim directly against the condemning authority for loss of business, loss of goodwill, moving expenses, damage to, and cost of removal of, the Tenant Facilities and other personal property belonging to Tenant.

14.   INSURANCE.

      (a) Landlord, at Landlord's sole cost and expense, shall procure and maintain on each Site at all times: (i) "All Risk" property insurance covering the full replacement cost of the Antenna Site provided by a Tower Aggregator self-insurance program, and (ii) comprehensive general liability insurance, including coverage for bodily injury, property damage, and contractual liability, with a combined single limit of at least One Million Dollars ($1,000,000) per occurrence, and (iii) excess/umbrella coverage of $1,000,000. Such insurance shall insure, on an occurrence basis, against liability of Landlord, its employees, representatives, contractors and agents arising out of or in connection with the use, management, occupancy or maintenance of each Site.

      (b) Tenant, at Tenant's sole cost and expense, shall procure and maintain on the Premises at all times comprehensive general liability insurance, including coverage for bodily injury, property damage and contractual liability, with a combined single limit of at least One Million Dollars ($1,000,000) per occurrence. Such insurance shall insure, on an occurrence basis, against liability of Tenant, its employees, representatives, contractors and agents arising out of or in connection with the use, management, occupancy or maintenance of the Premises.

      (c) Each party shall be named as an additional insured as its interests may appear, on the other's policies of comprehensive general liability insurance pertaining to each Site or Premises, and each policy shall provide for thirty (30) days' written notice of termination or cancellation of the policy. Upon request, each party shall provide to the other evidence of the required insurance coverage by an insurance company reasonably acceptable to the other party. Neither Landlord nor Tenant shall engage in any actions that would impair or contravene the other party's insurance policy or policies covering the Premises. Each party shall increase the amount of insurance coverage set forth above to such amounts and to include such categories as the other party deems reasonably necessary from time to time to protect its interests.

      (d) The foregoing terms shall not apply to any Pre-existing Site to the extent that the Pre-existing Agreement relating to such Pre-existing Site contains terms with respect the maintenance of insurance coverage that are inconsistent with this Section 14, in which case the terms of such Pre-existing Agreement shall govern, which inconsistent terms shall be described with specificity in the Site Schedule for such Pre-existing Site.

15.   WAIVER OF SUBROGATION.

      (a) Landlord releases Tenant and Tenant's respective principals, employees, representatives, contractors, and agents from any claims for damage to any person or to any Site or any portion thereof caused by, or that result from, risks insured against (or required to be insured against) under any insurance policies carried by Landlord (including self-insurance coverage by Landlord or its Affiliates) and in force (or required to be in force) at the time of any such damage. Landlord shall cause each insurance policy (except for workmen's compensation policies) obtained to provide that the insurance company waives all right of recovery by way of subrogation against Tenant in connection with any damage covered by Landlord's policy. Tenant shall not be liable to Landlord for any damage caused by fire or any of the risks insured against (or required to be insured against) under any insurance policy required by Section 14.

      (b) Tenant releases Landlord and Landlord's respective principals, employees, representatives, contractors, and agents from any claims for damage to any person or to any Site or any portion thereof caused by, or that result from, risks insured against (or required to be insured against) under any insurance policies carried by Tenant and in force (or required to be in force) at the time of any such damage. Tenant shall cause each insurance policy (except for workmen's compensation policies) obtained to provide that the insurance company waives all right of recovery by way of subrogation against Landlord in connection with any damage covered by Tenant's policy. Landlord shall not be liable to Tenant for any damage caused by fire or any of the risks insured against (or required to be insured against) under any insurance policy required by Section 14.

16.   ASSIGNMENT AND SUBLETTING.

      (a) Except for any assignment, mortgage, pledge, hypothecation, or transfer to Tower Aggregator or a wholly-owned subsidiary of Tower Aggregator or to an entity party to a credit facility with Landlord or an Affiliate of Landlord, Landlord may not assign, or otherwise transfer all or any part of its interest in this Lease without the prior written consent of Tenant, which consent will not be unreasonably withheld; provided, however, that the foregoing shall not prohibit a Change of Control (as defined in the Merger Agreement) of Tower Aggregator. Any such assignment shall be subject to the assignee assuming in writing in a form acceptable to Tenant all of Landlord's obligations herein. Notwithstanding the foregoing, this Lease shall be subordinate and inferior to any presently existing or future mortgage which encumbers the Premises, to the extent and as set forth in the Security and Subordination Agreement (as defined in and attached to the Merger Agreement).

      (b) Except for any assignment, mortgage, pledge, hypothecation, or transfer to an Affiliate of Tenant, any entity in which Tenant has taken an equity position, any entity acquiring fifty-one percent (51%) or more of the outstanding stock or assets of Tenant, or to an entity party to a credit facility with Tenant or an Affiliate of Tenant, Tenant may not assign, mortgage, pledge, hypothecate or otherwise transfer, without Landlord's consent, its interest in this Lease as a whole or with respect to any Site, subject to any financing entity's interest as set forth in Section 11 above. Except as set forth in the first sentence of this subparagraph, Tenant may assign all or a portion of its interests hereunder only upon Landlord's written consent, which consent shall not be withheld or delayed if Tenant's proposed assignee agrees in writing to be bound by this Lease and maintains at the time of such assignment, as demonstrated by current financial statements provided to Landlord, a financial position reasonably demonstrating the ability of such assignee to meet and perform the obligations of Tenant hereunder through the unexpired balance of the Term (or delivers to Landlord a full guaranty of such obligations by a guarantor that so demonstrates such a financial position). Any purported assignment by Tenant in violation of the terms of this Lease shall be void. Tenant may sublease all or any portion of its interest in this Lease with respect to any Site without consent.

      (c) Tenant shall not be released from any of its obligations or liabilities hereunder in connection with any assignment, mortgage, pledge, hypothecation or transfer of all or a portion of its interests in this Lease unless Tenant's assignee agrees in writing to be bound by this Lease and maintains at the time of such assignment, as demonstrated by current financial statements provided to Landlord, a financial position demonstrating in Landlord's reasonable judgment the ability of such assignee to meet and perform the obligations of Tenant hereunder as it relates to the interests so assigned, mortgaged, pledged, hypothecated or transferred through the unexpired balance of the Term (or delivers to Landlord a full guaranty of such obligations by a guarantor that so demonstrates, in Landlord's reasonable judgment, such a financial position), and in such event Tenant shall be released from such obligation or liability. Landlord shall, upon request of Tenant, confirm in writing such release of liability. Tenant shall not be released from any of its obligations or liabilities hereunder in connection with any sublease of all or any portion of its interest in this Lease.

      (d) In the event of an assignment by Landlord by operation of law under Title 11 of the United States Code, or any state bankruptcy or insolvency law and Tenant elects not to terminate, or is prohibited by law from terminating, this Lease and the related Site Schedules as a whole or with respect to any Site, the assignee shall provide Tenant with adequate assurance of future performance of all of the terms, conditions and covenants of this Lease and the related Site Schedules, which shall include, but which shall not be limited to, assumption of all the terms, covenants and conditions of this Lease and the related Site Schedules as a whole or with respect to the affected Sites by the assignee and the making by the assignee of the following express covenants to Tenant:

          (i) that assignment of the Lease and the related Site Schedules as a whole or with respect to the affected Sites and assumption by the assignee will not cause a violation or breach of any provision in any Prime Lease or any other lease, license, financing agreement or operating agreement relating to the Sites; and

          (ii) that such assignment and assumption by the assignee will not disrupt or impair operation of the Tenant Facilities or any items constituting Affiliate Collateral.

          (iii) that such assignee's obligations will be secured on terms substantially equivalent to those contemplated by the Security and Subordination Agreement.

17.   WARRANTIES; QUIET ENJOYMENT.

      (a) Landlord represents and warrants that Landlord has not dealt with nor is any brokerage commission due to any broker in connection with this Lease.

      (b) Landlord warrants that each of the Landlord Parties is duly organized/formed, validly existing and in good standing, and has full right, power, and authority to make and perform this Lease and bind itself and each of the Landlord Parties through the party or parties set forth as signatory of Landlord and the Landlord Parties set forth below.

      (c) Landlord warrants that its execution and performance of this Lease does not and will not violate or conflict with or result in the breach of any of the terms, conditions or duties or obligations to which Landlord is bound to any third party.

      (d) Landlord covenants and agrees with Tenant that upon paying the Rent and performing its obligations hereunder, Tenant may peacefully and quietly enjoy the Premises. Landlord shall indemnify and hold Tenant harmless from any and all claims on Tenant's leasehold interest that arise after the date hereof and for which Nextel or an Affiliate of Nextel (other than Tower Aggregator or any Landlord Parties) is not responsible pursuant to the Merger Agreement, Master Site Commitment Agreement, or Purchase Agreement executed pursuant to the Master Site Commitment Agreement.

18.   INSTALLATIONS, REPLACEMENTS, MAINTENANCE AND REPAIRS.

      (a) Prior to Tenant's modifying or installing any equipment on any Antenna Site (not including the original installation of Tenant Facilities, any modification or installation mandated to bring the Site or Tenant Facilities into compliance with applicable laws or governmental regulations, or the mere replacement of existing equipment), Tenant, at Landlord's request shall have conducted, at no expense to Landlord and through a professional engineer approved by both Landlord and Tenant, and licensed in the state in which the Site is located, an analysis which details the effect of such equipment on the Antenna Site and Landlord's operations. A written proposal for rectification of all problems found in the analysis shall be presented to Landlord for approval. Upon Landlord's approval of such proposal, which approval shall not be unreasonably withheld, Tenant shall be obligated, at no expense to Landlord, to address all problems and potential problems to Landlord's reasonable satisfaction. In no event shall Landlord be required to pay any amount, perform any work, suffer any disruption in service to its other tenants or assume any liability as a result of Tenant's installing or replacing equipment on the Antenna Site or Site. Landlord's consent shall not be construed as an acknowledgment of the sufficiency of the analysis or proposed rectification, and Tenant shall remain fully liable for any loss incurred by Landlord or other tenants as a result of the addition or modification of equipment on the Antenna Site or Site. All such work shall be performed in good and workmanlike manner in compliance with all laws, codes, rules and regulations.

      (b) Landlord shall not be obligated to consider any modification or installation of equipment which would adversely affect or interfere with Landlord or other tenant's operations. No equipment shall be installed on any Antenna Site or Site by Tenant nor shall any construction pertaining to the addition or modification of equipment commence until Landlord has approved the construction, installation, grounding plans, contractors and subcontractors in writing. Reasonable changes requested by Landlord shall be incorporated into the plans. Tenant shall not alter any plans previously approved by Landlord without Landlord's written consent.

      (c) Tenant shall be responsible for all maintenance of and repairs to the Tenant Facilities at Tenant's sole cost and expense. All other maintenance and repairs to the Antenna Sites and each Site shall be the responsibility of Landlord.

      (d) Landlord, its agents, contractors, employees, and other lessees and licensees shall exercise extreme care at all times to protect Tenant's Facilities. In the event Tenant's Facilities are damaged or disturbed by the acts or omissions of Landlord, its agents, contractors, employees, or other lessees and licensees, Landlord shall reimburse Tenant for all reasonable costs incurred by Tenant in repairing the damage and restoring service, regardless of the cause of the damage or disruption.

      (e) Tenant shall give Landlord prior written notice of any major leasehold improvement work on any Antenna Site or Site, and Landlord's consent or cooperation shall not be deemed to relieve Tenant, its agents, contractors or employees from liability for any damage to Landlord's or other tenant's equipment.

      (f) Should Landlord fail to make repairs for which Landlord is responsible pursuant to the terms of this Lease within a thirty (30) day period following receipt of written notice from Tenant, Tenant shall have the right to make such repairs and correct such damage, and all sums so advanced by Tenant, together with interest computed at a rate of 12% per annum, shall be, at Tenant's sole option and in any combination of cash or credit that Tenant elects, paid to Tenant by Landlord within ten (10) days of Tenant's demand therefor or credited in whole or in part, towards future installments of Rent.

      (g) In the event that any mechanic's lien is filed against any Antenna Site or Site by a contractor hired by the Tenant, the Tenant shall, at its expense, discharge the same within thirty

(30) days after the date of Tenant's receipt of written notice of the filing thereof. In the event Tenant shall fail to discharge such mechanic's lien, Landlord, at its option, in addition to all other rights and remedies available to it, may bond or pay said lien or claim without inquiring into the validity thereof, and all sums so advanced by Landlord, together with interest computed at a rate of 12% per annum, shall be paid to Landlord by Tenant within ten (10) days of Landlord's demand thereof.

      (h) In the event that any mechanic's lien is filed against any Antenna Site or Site by a contractor not hired by Tenant, Landlord shall, at its expense, discharge the same within thirty (30) days after the date of Landlord's receipt of written notice of the filing thereof. In the event Landlord shall fail to discharge such mechanic's lien, Tenant, at its option, in addition to all other rights and remedies available to it, may bond or pay said lien or claim without inquiring into the validity thereof, and all sums so advanced by Tenant, together with interest computed at a rate of 12% per annum, shall be, at Tenant's sole option and in any combination of cash or credit that Tenant elects, paid to Tenant by Landlord, within ten (10) days of Tenant's demand thereof or credited, in whole or in part, towards future installments of Rent.

      (i) Tenant may, from time to time, elect to replace, substitute, relocate or otherwise modify its equipment on the Antenna Sites, provided that the replacements, substitutions, relocations and/or other modifications are consistent with the Communications Act and the rules and regulations of the FCC and FAA, do not exceed the structural and wind loading capacity of the original approved installation or the design capacity of the tower at the relevant height, whichever is greater, do not cause interference with the authorized operations of any then existing occupants of the Site, and do not exceed the original size of the Premises. If after giving effect to Tenant's addition or alteration, Tenant's altered use of the tower exceeds the then existing structural or wind loading capacity of the tower, the Tenant may add or alter the antennas mounted only after first obtaining the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed by Landlord. Such replacement, substitution, relocation or modification shall be at Tenant's sole expense, and will not result in any adjustment to the Rent except as set forth in Subsection 6(b) and 6(c). Notwithstanding the foregoing, Landlord shall bear the cost of any replacement, substitution, relocation or modification performed by Tenant as an accommodation to Landlord.

      (j) Following the installation of Tenant's equipment on the tower and Site, Tenant shall provide Landlord with post-construction field drawings satisfactory to Landlord highlighting any field changes made during installation and verifying the antennas' RAD centers.

19.   RIGHT OF FIRST REFUSAL.

      (a) Tenant acknowledges that it may desire to relocate its or its Affiliates' communications equipment on the Antenna Sites from time to time during the Term or Renewal Term. In an effort to cooperate with and accommodate Tenant, Landlord agrees (except with respect to Landlord Sites) to give to Tenant the right of first refusal to relocate its or its Affiliates' communications equipment on each of the applicable Antenna Sites within ten
(10) feet of the relocation height specified in the Site Schedule (the "Relocation Height"), provided that any such relocation shall be subject to the terms and conditions of paragraph 18(i) of this Lease regarding structural loading, wind loading and interference. Upon Tenant's receipt of written notice from Landlord that it has received a bona fide offer from a prospective tenant desiring to locate at Tenant's Relocation Height on any Antenna Site (other than a Landlord Site), Tenant shall have ten
(10) working days (the "Response Period") to determine, in its sole discretion, whether it desires to occupy the Relocation Height, and to advise Landlord, in writing, of its decision. During the Response Period, Landlord shall be prohibited from leasing space on the applicable Antenna Site at the Relocation Height to any other party, unless and until Tenant has notified Landlord in writing that Tenant does not desire to relocate its or its Affiliates' equipment or lease space on such Antenna Site at the Relocation Height. If Tenant elects to relocate its or its Affiliates' equipment on such Antenna Site it shall so notify Landlord in writing within the Response Period and Tenant shall thereafter relocate its or its Affiliates' communications equipment within sixty (60) days from the date of written notice thereof to Landlord.

      (b) Landlord and Tenant hereby agree that in no event shall the relocation of Tenant's or its Affiliates' equipment pursuant to Subparagraph 19(a) above affect, alter, modify or otherwise change any of the terms or conditions of this Lease or the applicable Site Schedule.

      (c) Tower Sub hereby grants to each Tenant a personal, non-assignable right of first refusal to acquire the Antenna Sites acquired by Landlord pursuant to the Merger Agreement or acquired or constructed by Landlord pursuant to the terms of the Master Site Commitment Agreement upon a subsequent sale or assignment to an entity that is not an Affiliate of Tower Aggregator, or in the event of insolvency or bankruptcy, whether voluntary or involuntary, of Landlord; provided, however, that the foregoing right of first refusal shall not apply to a sale of the capital stock or all or substantially all of the assets of Landlord, Tower Aggregator or SCI or to any foreclosure sale, exercise of power of sale, or assignment by deed in lieu of foreclosure. If, at any time, the Landlord wishes to transfer any Antenna Sites in a transaction that is subject to the right of first refusal granted in the preceding sentence, the Landlord shall first offer to sell such Antenna Sites to the Tenant. The Landlord shall send written notice of the offer (the "Offer Notice") to the Tenant, which Offer Notice shall state that the Landlord proposes to effect a transfer of Antenna Sites (and shall include a list of the location and type of such Antenna Sites) and set forth the terms and conditions of the offer. Upon receipt of such Offer Notice, Tenant shall be entitled to purchase all, but not less than all, of the offered Antenna Sites upon the terms and conditions set forth in the Offer Notice. The right of first offer shall be exercisable by delivery of written notice of exercise (the "Exercise Notice") to Landlord within thirty (30) days after receipt of the Offer Notice. If the Tenant shall fail to respond to the Landlord within such thirty-day period, such failure shall be regarded a rejection of the offer by the Tenant. The closing of any purchase of the Antenna Sites by the Tenant under this section 19(c) shall be held at the principal office of the Landlord on or before the 30th day following delivery to the Landlord by the Tenant of its Exercise Notice (or such later time as may be necessary to comply with the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act")), or at such other time and place as the parties to the transaction may agree. Notwithstanding anything to the contrary contained in this section 19(c), if the Tenant does not purchase all of the offered Antenna Sites within the period specified above, the Landlord may transfer to any third party buyer, all or a portion of the relevant Antenna Sites for a purchase price that is no lower than one hundred percent (or the relevant pro-rata percentage thereof if less than all of the Antenna Sites are being sold) of that stated in the Offer Notice; provided, however, that such transfer is bona fide and made not later than 180 days from (i) the date of the rejection of the Landlord's offer, if it is rejected, or the failure to consummate and purchase, if the Landlord's offer is not rejected, and (ii) the date which is ten days after the expiration or waiver of any applicable waiting period to such proposed transfer pursuant to the HSR Act.

      (d) In the event of transfer of any Antenna Sites to one or more third party buyers during the Term hereof, (i) such transfer shall be subject to all the terms of this Lease and all applicable Site Schedules, including, without limitation, the Security and Subordination Agreement, (ii) the buyer(s) shall expressly assume the Lease and the related Site Schedules, and shall deliver one or more subordination, non-disturbance and attornment agreements to confirm, inter alia, Tenant's rights to quiet enjoyment, and (iii) Landlord shall remain liable for any breaches or violation by the successor landlord under the Lease.

20.   HAZARDOUS SUBSTANCES.

      (a) Landlord represents, warrants and agrees that Landlord will not and will not permit any third party to use, generate, store or dispose of any Hazardous Material on, under, about or within any Site in violation of any law or regulation. Landlord shall defend, indemnify, and hold harmless Tenant and Tenant's partners, affiliates, agents, contractors, and employees against any and all losses, liabilities, claims and/or costs (including reasonable attorneys' fees and costs) arising from any breach of any representation, warranty or agreement contained in this Subparagraph 20(a) and for which Nextel or an Affiliate of Nextel (other than Tower Aggregator or Landlord Parties) is not responsible pursuant to the Merger Agreement, Master Site Commitment Agreement or Purchase Agreement executed pursuant to the Master Site Commitment Agreement.

      (b) Tenant represents, warrants and agrees that Tenant will not and will not permit any third party to use, generate, store or dispose of any Hazardous Material on, under, about or within any Site in violation of any law or regulation. Tenant shall defend, indemnify, and hold harmless Landlord and Landlord's partners, affiliates, agents, contractors, and employees and any other person or entity which leases space at the Site from Landlord against any and all losses, liabilities, claims and/or costs (including reasonable attorneys' fees and costs) arising from any breach of any representation, warranty or agreement contained in this Subparagraph 20(b).

      (c)   This Section 20 shall survive the termination of this Lease.

21.   INDEMNITY.

      (a) Landlord shall indemnify and hold Tenant, its subsidiaries, affiliates, officers, directors, agents, employees, and contractors harmless from all claims, actions, damages, liabilities, and expenses (including attorneys' fees and costs, and expenses of defense) arising or alleged to arise from the acts or omissions of Landlord or Landlord's agents, employees, licensees, invitees, contractors or other lessees or licensees occurring in or about any Site. In the event that Tenant, its subsidiaries, affiliates, officers, directors, agents, employees or contractors shall be made a party to any litigation commenced by or against Landlord (other than between Landlord and Tenant), then Landlord shall protect and hold the same harmless and shall pay all reasonable costs, expenses and attorneys' fees incurred or paid in connection with such litigation.

      (b) Tenant shall indemnify and hold Landlord, its subsidiaries, affiliates, officers, directors, agents, employees, and contractors harmless from all claims, actions, damages, liabilities, and expenses (including attorneys' fees and costs, and expenses of defense) arising or alleged to arise from the acts or omissions of Tenant or Tenant's agents, employees, licensees, invitees, contractors or other lessees or licensees occurring in or about any Site. In the event that Landlord, its subsidiaries, affiliates, officers, directors, agents, employees or contractors shall be made a party to any litigation commenced by or against Tenant (other than between Landlord and Tenant), then Tenant shall protect and hold the same harmless and shall pay all reasonable costs, expenses and attorneys' fees incurred or paid in connection with such litigation.

      (c)   This Section 21 shall survive termination of this Lease.

22.   TOWER MARKING AND LIGHTING REQUIREMENTS.

      (a) Landlord shall be responsible for compliance with all FAA and FCC tower marking and lighting requirements, and all costs associated therewith. Landlord shall indemnify and hold Tenant harmless from any fines or other liabilities caused by Landlord's failure to comply with such requirements. Should Tenant be cited by either the FAA or the FCC because any tower or other structure which is subject to this Agreement is not in compliance, Landlord shall cure the conditions of noncompliance within the time frame allowed by the citing agency. Should Landlord fail to cure the conditions of noncompliance within the time frame allowed by the citing agency, Tenant may either terminate this Lease with respect to the affected Site, effective immediately upon notice to Landlord, or proceed to cure the conditions of noncompliance at Landlord's expense, which amounts, together with interest, shall be at Tenant's sole option and in any combination of cash or credit that Tenant elects, paid to Tenant by Landlord within ten (10) days of Tenant's demand therefor or credited, in whole or in part, towards future installments of Rent. Landlord shall copy Tenant on all amendments or changes to FCC or FAA records on any Antenna Sites.

      (b) Tenant shall be permitted to bridge-in to any automatic lighting alarm system installed or to be installed on the Antenna Sites to permit a parallel alarm or, at Tenant's sole option, to install a second alarm.

23.   ESTOPPELS/SNDAS.

      (a) Each party agrees that it will, upon written request by the other party, execute and deliver in favor of the requesting party and/or the requesting party's present or future lenders, an Estoppel Certificate in the form attached hereto and made a part hereof as Exhibit B.

      (b) Tenant agrees that it will, upon written request by Landlord, execute and deliver a

Subordination, Non-Disturbance and Attornment Agreement with respect to each Site substantially in the form attached hereto and made a part hereof as Exhibit C.

24.   PRIME LEASE.

      (a) Landlord shall comply with all obligations imposed on Landlord by each Prime Lease at Sites where Tenant has Tenant Facilities including the obligation to make all payments due thereunder. Tenant shall have the right, at its option and after giving Landlord prior written notice and a cure period of seven days from delivery of such notice (or such shorter period as may be required to prevent termination of the Prime Lease), in addition to all other rights and remedies available to it, to cure any default of Landlord under any Prime Lease and all sums so advanced by Tenant, together with interest computed at a rate of 12% per annum, shall be, at Tenant's sole option and in any combination of cash or credit that Tenant elects, paid to Tenant by Landlord within ten (10) days of Tenant's demand therefor or credited, in whole or in part, towards future installments of Rent.

      (b) Landlord shall not voluntarily terminate any Prime Lease at Sites where Tenant has Tenant Facilities without Tenant's prior written consent. Any termination, either with or without cause, of a Prime Lease without Tenant's consent shall be a material breach as to the affected Site, and Tenant may pursue all available remedies at law or in equity.

      (c) Should Landlord desire to terminate a Prime Lease prior to expiration of all renewal terms provided therein, Landlord shall give Tenant written notice of such intention no less than six (6) months prior to the end of the then current term or renewal term of the Prime Lease. Subject to the rights of the Prime Lease landlord, Tenant shall at all times have the right of first refusal to an assignment of the Prime Lease should Landlord desire to terminate. If Tenant is entitled to and does elect to exercise its option, Landlord shall promptly execute all documents necessary to effect the assignment of the Prime Lease and all applicable third-party leases and/or subleases. In such case Tenant shall have the right to purchase the Tower and any other of Landlord's improvements on the Site for an amount equal to the replacement cost of the Tower and such improvements, less reasonable wear and tear.

      (d) Except as herein otherwise expressly provided, or except as the terms of the Prime Lease may be in conflict with or inconsistent with the terms herein provided, all of the terms, covenants and provisions in the Prime Lease are hereby incorporated into and made a part of this Agreement as if fully set forth herein; the Landlord herein being substituted for the Landlord named in the Prime Lease, and the Tenant herein being substituted for the Tenant named in the Prime Lease. Notwithstanding anything to the contrary contained in this Agreement, this Agreement and all of Tenant's rights and obligations hereunder are inferior to the Prime Lease.

25.   CONDUCT OF LANDLORD.

      (a) Landlord warrants, represents, covenants, and agrees that, in connection with its operation of each Site, Landlord shall (i) except as provided in Section 10, pay before delinquency (except to the extent being contested in good faith by appropriate proceedings diligently pursued), any and all taxes, assessments and public charges levied, assessed or imposed upon Landlord's business, Landlord's interest in the Site or upon Landlord's fixtures or equipment on the Site; (ii) procure, maintain and pay for all licenses and permits it is required to have and maintain under federal, state or local statutes or ordinances with respect to each Site, and use its best efforts at all times to avoid any adverse effect to the Tenant Facilities and/or the Affiliate Collateral, as appropriate, or Tenant's (or any Affiliate sub-tenant's) business operations on the Site including, but not limited to, the payment when due of all such license fees, permit fees, and charges of a similar nature for the conduct by Landlord or any subtenant or licensee of any business or undertaking authorized hereunder to be conducted on or from the Site; (iii) observe at all times the terms of the Prime Lease and all rules and regulations promulgated by the prime lessor and/or owner of the land at any time and from time to time relating to or affecting the Site or the Tenant Facilities and/or the Affiliate Collateral, as appropriate, or Tenant's (or any Affiliate sub-tenant's) business operations, including, without limitation, rules and regulations relating to vehicles, use of facilities, and the storage and removal of trash and garbage; and (iv) comply with and observe all restrictive covenants which affect or are applicable to each Site.


      (b) Landlord shall at all times, and at no cost to Tenant, be responsible for keeping each Site secure, orderly, neat, safe, clean, and free from rubbish.

26. TESTS AND CONTINGENCIES. The contingencies set forth in this Section 26 shall apply only to Landlord Sites. For such Landlord Sites that Landlord and Landlord Parties are required to make available to Tenant pursuant to Subparagraph 2(b) hereof, and that Tenant, at its sole option, may elect to lease, the following contingencies shall apply:

      (a) Landlord acknowledges that Tenant's ability to use any Premises is contingent upon its suitability for Tenant's intended use from both an economic and a technical engineering basis and Tenant's ability to obtain any and all governmental licenses, permits, approvals or other relief required or deemed necessary or appropriate by Tenant for such use (the "Governmental Approvals") and any other consents required for Tenant's use of such Premises by twelve
(12) months from the date of the Site Schedule; provided that Tenant shall have the right, without obligation, to appeal any denial of any such Governmental Approval and the date for obtaining Governmental Approvals shall be extended until such time as a final non-appealable decision is rendered.

      (b) Tenant may, at its expense, within ninety (90) days from the date of any Site Schedule relating to the relevant Landlord Site order a title search and/or survey of the Landlord Site or the Premises which is a part thereof to determine if there are any conditions, liens, easements, restrictions, encroachments, overlaps or other rights or grants which interfere with Tenant's use and enjoyment of the Premises. If a survey is performed, it shall become part of the Site Schedule. In the event of any inconsistency between the Site Schedule and the survey, Landlord shall make such amendments to the Site Schedule and adjustments in the location of the Premises as shall be reasonably necessary for Tenant's use and satisfactory to Tenant. If the title search or the survey discloses any matters which interfere with Tenant's use and enjoyment of the Premises, Landlord shall use reasonable efforts to cure such defects within sixty (60) days, at Landlord's sole cost and expense; provided that, the cost and expense for any title or survey work shall be borne by Tenant. Tenant may obtain title insurance on its interest in the Premises. Landlord shall cooperate by executing documentation required by the title insurance company.

      (c) Tenant is permitted, at its option, to obtain within ninety (90) days after the date of any Site Schedule relating to a Landlord Site, at Tenant's expense, satisfactory soil boring, percolation or other tests or reports of such Premises as are deemed appropriate by Tenant to determine the physical characteristics and conditions thereof. Any such tests or reports shall indicate, to Tenant's reasonable satisfaction, that such Premises are suitable for Tenant's use.

      (d) If any of the contingencies of this Section 26 are not satisfied within any applicable time period or waived by Tenant in writing, Tenant shall have the right, without obligation, to terminate this Lease and the related Site Schedule with respect to the affected Landlord Site and render it null and void from and after the date of termination.

27.   DEFAULT; REMEDIES; DISPUTE RESOLUTION.

      (a) If any party to this Lease breaches or fails to perform any of its covenants or obligations contained in this Lease as to any Site, the non-breaching party may, but shall be under no obligation to, notify the breaching party of the breach or non-performance, by written notice which details with specificity the breach or failure. The defaulting party shall have a period of sixty (60) days from receipt of the default notice within which to cure such breach or non-performance of a non-monetary covenant, or if the nature of the non-monetary default is such that a cure cannot be effectuated within sixty (60) days, to begin such cure and to continue with diligence until completion provided that the grace period for any monetary default is ten (10) days from receipt of notice. If the defaulting party fails to so cure or commence to cure as aforesaid, the non-defaulting party may, by written notice to the defaulting party, terminate the defaulting party's rights under this Lease, but only as to the affected Site. If the defaulting party cures any such breach or non-performance prior to receipt of a termination notice as to the affected Site, then such breach or non-performance shall be deemed cured, notwithstanding expiration of the cure period.

      (b) Each party's obligations under this Lease is unique. If any party should fail to perform its obligations under this Lease, the parties acknowledge that it would not be possible to measure adequately the resulting damages; accordingly, the other parties, in addition to any other available rights or remedies, shall be entitled to specific performance of its rights under this Lease, and the parties expressly waive the defense that damages will be adequate.

      (c) If this Lease is terminated under the provisions of Section 27(a) with respect to any Site by reason of default hereunder on the part of Tenant, Tenant shall pay to Landlord as damages a lump sum equal to the present value (using as a discount rate for such calculation the then-current rate of interest applicable to Treasury Notes maturing on or about the end of the applicable Term) of the unearned Rent which would have been payable by Tenant during the balance of the applicable Term for such Site, had this Lease not so terminated as to such Site, payable upon the date of termination. Landlord shall have the duty to mitigate damages payable by Tenant under this subsection
(c); provided, however, that Tenant shall be entitled only to a credit for any amounts actually received by Landlord for re-letting the Premises previously occupied by Tenant, and Landlord shall not be required to attempt to re-let the Premises until all additional platforms on the tower are leased, licensed or otherwise occupied.

      (d) Notwithstanding anything to the contrary contained in the foregoing, in the event Tenant is in default in respect of the payment of Rent with respect to more than ten percent (10%) of the Sites covered by this Lease at the time of such default, and if such default shall remain uncured thirty
(30) days after written notice of cross default ("Cross Default Notice"), Landlord may, at its option, terminate this Lease forthwith with respect to all of the Sites then covered hereby. Any Cross Default Notice given by Landlord shall (i) identify the Sites for which Tenant is in default in respect of the payment of Rent and (ii) set forth the amount of Rent past due for each Site so identified. Cross Default Notice shall be given in accordance with the terms of
Section 28(d), provided that Landlord shall deliver additional copies of any Cross Default Notice to each of the following addresses: (A) Nextel Communications, Inc., 1505 Farm Credit Drive, McLean, Virginia 22102, Attn:
General Counsel; and (B) Jones Day, Reavis & Pogue, 2300 Trammell Crow Center, 2001 Ross Ave., Dallas, TX 75201, Attn: Kathleen McLaurin. Tenant may from time to time designate any other address for Cross Default Notice by written notice to Landlord. Failure of the Landlord to comply with the terms of this subparagraph (d) for the providing of Cross Default Notice shall render any such non-complying notice ineffective.

      (e) If any Rent, additional charges or damages payable hereunder by Tenant to Landlord are not paid within five (5) days after the due date therefor, the same shall bear interest at the rate of one percent (1%) per month.

      (f) The parties shall attempt in good faith to resolve any dispute, controversy or claim ("Dispute") arising out of or relating to this Lease or any of the Sites promptly by negotiations between representatives of senior management ("Executives") who have authority to settle the Dispute. Any party may give the other parties written notice of any Dispute not resolved in the normal course of business. Within 20 days after delivery of such a notice, Executives of the parties involved in the Dispute who have authority to settle the Dispute shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to attempt to resolve the Dispute. If any party intends to be accompanied at a meeting by an attorney, the other involved parties shall be given at least three Business Days' notice of such intention and may also be accompanied by an attorney. If the Dispute has not been resolved within 30 days after such notice, unless extended by the agreement of the parties involved in the Dispute in writing (the "Negotiation Period"), any party may at any time within the 30 days after the end of the Negotiation Period initiate mediation of the Dispute in New York, New York in accordance with the Center for Public Resources Model Procedure for Mediation of Business Disputes.

      (g) If the Dispute has not been resolved within 60 days of the initiation of mediation, or if no party elects to commence mediation within the time specified in subparagraph (f) above, the Dispute will be subject to arbitration as provided in Subparagraphs 27(h) and (i). All negotiations and mediation pursuant to Subparagraphs 27(f) and (g) are confidential and will be treated as compromise and settlement negotiations for purposes of the Federal Rules of Evidence for United States Courts and comparable state rules.

      (h) Upon the expiration of the Negotiation Period, any party seeking relief (the "Claimant") may serve a demand for arbitration in accordance with the Center for Public Resources Non-Administered Arbitration Rules (the "Rules") in which, in addition to any other requirements of those Rules, the Claimant states the specific nature of the claimed breach and the relief sought, and demands a determination by the arbitrators of the parties' rights together with any relief sought. The place of arbitration will be New York, New York unless all of the parties to the arbitration otherwise agree. Three arbitrators will be chosen, and the proceedings conducted, in accordance with the Rules, except that (i) the parties shall choose three arbitrators through a self-administered process of striking names from a list of potential arbitrators and shall not employ the method provided for in the Rules, (ii) the rules and evidence employed in the federal courts at the time will apply, and
(iii) discovery will be permitted in accordance with the Federal Rules of Civil Procedure for the United States District Courts. The decision of the arbitrators will be final and binding on the parties to the maximum extent permitted under applicable law, and a final judgment may be entered on the award in any court of competent jurisdiction.

      (i) A court of competent jurisdiction, upon application from any party to the Dispute, may relieve the parties of their duty to arbitrate Disputes in whole or in part, or may stay any arbitration hereunder in whole or in part, if ongoing litigation between one or more of the parties and a third party (or parties) involves issues of fact or law common with those subject to arbitration hereunder and there exists the possibility of inconsistent judgments if such relief is not granted.

      (j) Each party shall bear its own costs and expenses incurred in connection with any Dispute, including, without limitation, the fees of its attorneys, unless the arbitrators otherwise decide, in which case such costs and expenses shall be borne by the parties in the manner determined by the arbitrators.

28.   MISCELLANEOUS.

      (a) Any amendments to this Lease (including any changes to a Site Schedule) must be in writing and executed by all affected parties.

      (b) If any provision of this Lease is invalid or unenforceable with respect to any party, the remainder of this Lease or the application of such provision to other Sites or persons other than those as to whom it is held invalid or unenforceable, shall not be affected and each provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

      (c) The terms and conditions of this Lease and each Site Schedule as it relates to a Site shall run with the Site and shall be binding on and inure to the benefit of the successors and permitted assignees of the respective parties.

      (d) Subject to the requirements of Section 27(d), any notice or demand required to be given herein shall be made by certified or registered mail, return receipt requested, or reliable overnight courier to the address of the respective parties set forth below:

Landlord:   SpectraSite Communications, Inc     Tenant:
            8000 Regency Park                   [As designated in each Site Schedule]
            Cary, NC  27511
            Attn:  Contracts Manager

With a copy to:

            SpectraSite Communications, Inc.    Nextel Communications, Inc.
            8000 Regency Park                   1505 Farm Credit Drive
            Cary, NC  27511                     McLean, Virginia  22102
            Attn:  General Counsel              Attn: Legal Department,
                                                      Contracts Manager

Any notice given by Tenant to Landlord regarding this Lease or any Site Schedule shall also be given to the address set forth below:

            CIBC Oppenheimer Corp.
            425 Lexington Avenue
            New York, New York  10017
            Attn: Deborah Strek

With an additional copy to:

            Chris Molen, Esq.
            Paul, Hastings, Janofsky & Walker, LLP
            600 Peachtree Street, NE
            Suite 2400
            Atlanta, Georgia  30308

provided, however that any failure on Tenant's part to provide such notice shall not constitute a breach or default hereunder or give rise to any claim by Landlord. Landlord or Tenant may from time to time designate any other address for this purpose by written notice to the other party. All notices hereunder shall be deemed received upon actual receipt.

      (e) This Lease shall be governed and construed in accordance with the laws of the Commonwealth of Virginia, without reference to its conflicts of laws principles. Notwithstanding the foregoing, to the extent that the law of the state in which the affected Site is located is mandatory rather than permissive for the issue in question (such as, by way of example only, with respect to possession), the laws of the state in which the Site is located shall govern. Should any provision of this Lease require judicial interpretation, Landlord hereby agrees and stipulates that the court interpreting or considering same shall not apply the presumption that the terms hereof shall be more strictly construed against a party by reason of any rule or conclusion that a document should be construed more strictly against the party who itself or through its agents prepared the same, it being agreed that all parties hereto have participated in the preparation of this Lease and that each party had full opportunity to consult legal counsel of its choice before the execution of this Lease.

      (f) Landlord acknowledges that a Memorandum of Agreement in the form annexed hereto as Exhibit D may be recorded by Tenant in the official records of the city or county where each Site is located.

      (g) In any case where approval or consent of one party is required, requested or otherwise to be given under this Lease, such party shall not unreasonably delay or withhold its approval or consent. In any case where one party is required by the terms of the Lease to use "best efforts", "diligent efforts," "reasonable efforts" or "reasonable best efforts" to obtain the approval or consent of a third party or to cure or remedy any non-compliance, such requirement shall not be interpreted to obligate such party to pay money or otherwise make a financial concession in order to obtain such approval, consent, cure or remedy.

      (h) The Site Schedules and all exhibits and appendices annexed hereto form material parts of this Lease.

      (i) This Lease and any Site Schedules and any amendments to any of them may be executed in duplicate counterparts, each of which shall be deemed an original.

      (j) Failure or delay on the part of any party to exercise any right, power or privilege hereunder shall not operate as a waiver thereof. No provision of this Lease or any Site Schedule shall be deemed waived except in a writing signed by the affected parties.

      (k) Headings are for convenient reference only and in no way define or limit the interpretation or construction of the terms and conditions of this Lease or any Site Schedule.

      (l) The relationship of the parties created hereby is and will at all times remain that of landlord and tenant. Nothing in this Lease shall be construed to create the relationship of partners, joint venturers, employer/employee or member of any joint enterprise by or between Landlord and Tenant. No use of the Premises, however extended, or payment of any Rent, fees, costs or other charges under this Lease will create or vest in either party any ownership rights of any nature in the other party.

      (m) Notwithstanding anything to the contrary herein, the parties acknowledge and agree that each Site Schedule for all Sites being transferred under and pursuant to the Merger Agreement at Closing and all Pre-Existing Sites shall be valid, binding and enforceable without the necessity of execution of such individual Site Schedules upon completion of the terms of each Site Schedule and delivery of the same at Closing in accordance with the Lease. Site Schedules for all other Sites shall be executed by the applicable Landlord and Tenant. The parties shall execute and deliver such further instruments and do such further acts and things as may be required to carry out the intent and purposes of this Lease. The parties further acknowledge and agree that the Site Schedules for all Sites being transferred under and pursuant to the Merger Agreement at Closing and all Pre-Existing Sites to be delivered at Closing pursuant to this subparagraph (m) shall be valid, binding and enforceable without attachment of the actual exhibits thereto, it being the intention of the parties that all the items identified as exhibits to said Site Schedules shall remain in those certain binders which contain said items, all to be delivered to Landlord in connection with Closing (there being one binder per Site).

      (n) LANDLORD SHALL NOT BE RESPONSIBLE FOR ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES INCURRED BY TENANT RESULTING FROM TENANT'S USE OR TENANT'S INABILITY TO USE THE ANTENNA SITE OR THE PREMISES. TENANT SHALL NOT BE RESPONSIBLE FOR ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES INCURRED BY LANDLORD RESULTING FROM LANDLORD'S USE OR LANDLORD'S INABILITY TO USE LANDLORD'S TOWER OR THE PREMISES.

      (o) Landlord agrees to include provisions substantially similar to Paragraphs 8 (Interference) and 9 (RF Compliance) hereof in all leases or licenses executed by Landlord for space at any Site on which Tenant leases space following the Commencement Date for such Site.


           [The remainder of this page is intentionally left blank.]

      IN WITNESS WHEREOF, the parties have executed this Lease as of the date first above written.

LANDLORD:                                 TENANT:

Tower Asset Sub, Inc.                     Nextel of New York, Inc.,
a Delaware corporation.                   a Delaware corporation


By:     /s/ Richard J. Bryne              By:    /s/ Richard J. Byrne
      -----------------------------             ------------------------
Title:                                    Title:
      -----------------------------             ------------------------
Date:                                     Date:
      -----------------------------             ------------------------

Tax ID#:  54-1908850


SpectraSite Communications, Inc.
a Delaware corporation                Nextel Communications of the
                                           Mid-Atlantic, Inc., a Delaware corporation


By:    /s/ David P. Tomick                 By:    /s/ Richard Byrne
      -----------------------------              ------------------------
Title:                                     Title:
      -----------------------------              ------------------------
Date:                                      Date:
      -----------------------------              ------------------------

Tax ID#:
      -----------------------------


                                           Nextel South Corp.,
                                           a Georgia corporation


                                           By:    /s/ Richard J. Byrne
                                                 ------------------------
                                           Title:
                                                 ------------------------
                                           Date:
                                                 ------------------------

                                          Nextel of Texas, Inc.,
                                          a Texas corporation

                                          By:    /s/ Richard J. Byrne
                                                ---------------------------
                                          Title:
                                                ---------------------------
                                          Date:
                                                ---------------------------


                                          Nextel West Corporation,
                                          a Delaware corporation



                                          By:    /s/ Richard J. Byrne
                                                ---------------------------
                                          Title:
                                                ---------------------------
                                          Date:
                                                ---------------------------


                                          Nextel of California, Inc.,
                                          a Delaware corporation



                                          By:    /s/ Richard J. Byrne
                                                ---------------------------
                                          Title:
                                                ---------------------------
                                          Date:
                                                ---------------------------

                          MASTER SITE LEASE AGREEMENT

                                          EXHIBIT A-1Site No. __________

                                 SITE SCHEDULE

to the Master Site Lease Agreement ("Lease") between the operating communications subsidiaries of Nextel Communications, Inc., each d/b/a Nextel Communications, collectively ("Tenant"), and Tower Asset Sub, Inc., its successors and assigns and the Landlord Parties, as defined in the Lease ("Landlord").

1.    Site No./Name:

2.    Existing Site:______; Pre-existing Site:______; or Landlord Site:_______.

3.    Name of Landlord:

4.    Name of Tenant:

5. Site Address: (street address and legal description - attach metes and bounds description)

6.    Site Latitude and Longitude:

7.    Commencement Date:

8.    Expiration Date of Current Term - (Pre-existing Sites only):

9. Monthly Rent: $1,600 or $_________ (the amount due pursuant to the Pre-existing Agreement).

      Escalation/adjustment provision (Pre-existing Sites only):
      Additional rent for additional equipment (Pre-existing Sites only):

10.   Term: Initial Term of 5 ___ 6___ 7 ___ 8 ___ years.
      Renewals: _______ of _______ years each.

11. Site Landlord-Owned: ______ or Landlord-Leased/Licensed: ______. If leased or licensed, Term of Prime Lease:

12.   Special Access Requirements:

13.   Relocation Height:   from ____ AGL to ____ AGL.

14.   Taxes requirements (Pre-existing Sites only):

15.   Insurance requirements (Pre-existing Sites only):

16.   Landlord Contact for Emergency:

17.   Tenant Contact for Emergency:

18.   Tenant's Address for Notice Purposes:

19. The execution hereof by the parties shall serve as an acknowledgment and notice that for all Sites other than those Sites being transferred under and pursuant to the Merger Agreement at Closing, the Landlord has obtained any consents or approvals required under the Prime Lease to the assignment, subletting, transfer or encumbrance of this interest in the Premises, as contemplated by the Lease.


                              Landlord:



                              By:
                              Title:



                              Tenant:



                              By:
                              Title:

Date: _________________

                         Attachments:   Exhibit 1A: Antenna Attachment Data
                         Sheet (New Sites and Landlord
                     Sites commencing after closing)
                     Exhibit 1B: Tower Profile Drawing Showing Antenna/Dish
                                 Locations
                     Exhibit 2: Proposed Site Layout and Right of Way to the Premises
                     Exhibit 3: Existing Liens, Rights of Way, Easements and Mortgages
                     Exhibit 4:  Prime Lease (if applicable)

                                  EXHIBIT 1.A.

                         ANTENNA ATTACHMENT DATA SHEET

                RETURN THIS DATA SHEET TO: (E-MAIL IS PREFERRED)

SPECTRASITE COMMUNICATIONS, INC.
8000 REGENCY PARKWAY, SUITE 570                       E-MAIL:     NEXTLEASE@SPECTRASITE.COM
CARY, NC 27511                                        OFFICE:     (919) 468-0112
ATTN: COLLOCATION MANAGEMENT                          FAX:        (919) 468-8522


APPLICANT INFORMATION

                        Tower Owner: SpectraSite Communications               Tenant Applicant:
                                     Site Name:                                      Site Name:
                                   Site Number:                                    Site Number:
                                 Date (to be filled in by SpectraSite):           Contact Name:
                                                                                Contact Number:
                                                                               Contact Address:
                                                                                Contact e-mail:

-----------------------------------------------------------------------------------------
                              SPECTRASITE TOWER INFORMATION
-----------------------------------------------------------------------------------------
Latitude:                                   Existing Structure
                                            Type:
-----------------------------------------------------------------------------------------
Longitude:                                  Existing
                                            Structure Height:
-----------------------------------------------------------------------------------------
Site Address:
-----------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------
                                         ANTENNAS
-----------------------------------------------------------------------------------------
                                     V1          V2            V3             OTHER
-----------------------------------------------------------------------------------------
Desired Rad Center (Feet AGL)
-----------------------------------------------------------------------------------------
Antenna Quantity
-----------------------------------------------------------------------------------------
Antenna Manufacturer
-----------------------------------------------------------------------------------------
Antenna Model (Attach Spec Sheet)
-----------------------------------------------------------------------------------------
Weight (per antenna)
-----------------------------------------------------------------------------------------
Antenna Dimensions
-----------------------------------------------------------------------------------------
ERP (watts)
-----------------------------------------------------------------------------------------
Antenna Gain
-----------------------------------------------------------------------------------------
Orientation/Azimuth
-----------------------------------------------------------------------------------------
Mechanical Tilt
-----------------------------------------------------------------------------------------
Channels
-----------------------------------------------------------------------------------------
Tower Mount Dimensions
-----------------------------------------------------------------------------------------
Tower Mount Weight
-----------------------------------------------------------------------------------------
Tower Mount Mounting Height
-----------------------------------------------------------------------------------------
Transmit Frequency
-----------------------------------------------------------------------------------------
Receive Frequency
-----------------------------------------------------------------------------------------
Number of Coax Cables (PER
ANTENNA)
-----------------------------------------------------------------------------------------
Diameter of Coax Cables
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
RF Contact Name/Number
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                    POWER REQUIREMENTS
-----------------------------------------------------------------------------------------
AC Power                              Required Voltage and Total Amperage
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
Construction Contact
Name/Number:
-----------------------------------------------------------------------------------------

                          MASTER SITE LEASE AGREEMENT

                                                 EXHIBIT A-2 SITE NO. _________

                                 SITE SCHEDULE

                                  (MICROWAVE)

to the Master Site Lease Agreement ("Lease") between the operating communications subsidiaries of Nextel Communications, Inc., each d/b/a Nextel Communications, collectively ("Tenant"), and Tower Asset Sub, Inc., its successors and assigns and the Landlord Parties, as defined in the Lease ("Landlord").

1.     Site No./Name:

2.     Existing Site: _______; Pre-existing Site: _______; or Landlord Site:
       __________.

3.     Name of Landlord:

4.     Name of Tenant:

5. Site Address: (street address and legal description - attach metes and bounds description)

6.     Site Latitude and Longitude:

7.     Commencement Date:

8.     Expiration Date of Current Term - (Pre-existing Sites only):

9.     Monthly Rent: $__________ ($1.50/linear foot of cabling) + $___________
       ($100/4' diameter dishes; $200/6' diameter dishes; $300/8' diameter dishes) or $_______ (the amount due pursuant to the Pre-existing Agreement).

       Escalation/adjustment provision (Pre-existing Sites only): Additional rent for additional equipment (Pre-existing Sites only):

10.    Term: Initial Term of 5 ___ 6___ 7 ___ 8 ___ years.
       Renewals: _______ of _______ years each.

11. Site Landlord-Owned: ______ or Landlord-Leased/Licensed: ______. If leased or licensed, Term of Prime Lease:

12.    Special Access Requirements:

13.    Relocation Height: from ____ AGL to ____ AGL.

14.    Taxes requirements (Pre-existing Sites only):

15.    Insurance requirements (Pre-existing Sites only):

16.    Landlord Contact for Emergency:

17.    Tenant Contact for Emergency:

18.    Tenant's Address for Notice Purposes:

19. The execution hereof by the parties shall serve as an acknowledgment and notice that for all Sites other than those Sites being transferred under and pursuant to the Merger Agreement at Closing, the Landlord has obtained any consents or approvals required under the Prime Lease to the assignment, subletting, transfer or encumbrance of this interest in the Premises, as contemplated by the Lease.

                                    Landlord:

                                    By:
                                    Title:

                                    Tenant:

                                    By:
                                    Title:

Date: _________________

Attachments:        Exhibit 1A: Antenna Attachment Data Sheet (New Sites and Landlord
                    Sites, commencing after closing)
                    Exhibit 1B: Tower Profile Drawing Showing Antenna/Dish Locations
                    Exhibit 2:  Proposed Site Layout and Right of Way to the Premises
                    Exhibit 3:  Existing Liens, Rights of Way, Easements and Mortgages
                    Exhibit 4:  Prime Lease (if applicable)

                                  EXHIBIT 1.A.

                          ANTENNA ATTACHMENT DATA SHEET

                RETURN THIS DATA SHEET TO: (E-MAIL IS PREFERRED)

SPECTRASITE COMMUNICATIONS, INC.
8000 REGENCY PARKWAY, SUITE 570                   E-MAIL: NEXTLEASE@SPECTRASITE.COM
CARY, NC 27511                                    OFFICE: (919) 468-0112
ATTN: COLLOCATION MANAGEMENT                      FAX:  (919) 468-8522

APPLICANT INFORMATION

                 Tower Owner: SpectraSite Communications         Tenant Applicant:
                        Site Name:                                      Site Name:
                      Site Number:                                    Site Number:
                  Date (to be filled in by SpectraSite):             Contact Name:
                                                                   Contact Number:
                                                                  Contact Address:
                                                                   Contact e-mail:


-----------------------------------------------------------------------------------------
                             SPECTRASITE TOWER INFORMATION
-----------------------------------------------------------------------------------------
Latitude:                                    Existing Structure
                                             Type:
-----------------------------------------------------------------------------------------
Longitude:                                   Existing Structure
                                             Height:
-----------------------------------------------------------------------------------------
Site Address:
-----------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------
                                    ANTENNAS
-----------------------------------------------------------------------------------------
                                     V1          V2            V3             OTHER
Desired Rad Center (Feet AGL)
-----------------------------------------------------------------------------------------
Antenna Quantity
-----------------------------------------------------------------------------------------
Antenna Manufacturer
-----------------------------------------------------------------------------------------
Antenna Model (Attach Spec
Sheet)
-----------------------------------------------------------------------------------------
Weight (per antenna)
-----------------------------------------------------------------------------------------
Antenna Dimensions
-----------------------------------------------------------------------------------------
ERP (watts)
-----------------------------------------------------------------------------------------
Antenna Gain
-----------------------------------------------------------------------------------------
Orientation/Azimuth
-----------------------------------------------------------------------------------------
Mechanical Tilt
-----------------------------------------------------------------------------------------
Channels
-----------------------------------------------------------------------------------------
Tower Mount Dimensions
-----------------------------------------------------------------------------------------
Tower Mount Weight
-----------------------------------------------------------------------------------------
Tower Mount Mounting Height
-----------------------------------------------------------------------------------------
Transmit Frequency
-----------------------------------------------------------------------------------------
Receive Frequency
-----------------------------------------------------------------------------------------
Number of Coax Cables (PER
ANTENNA)
-----------------------------------------------------------------------------------------
Diameter of Coax Cables
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
RF Contact Name/Number
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                               POWER REQUIREMENTS
-----------------------------------------------------------------------------------------
AC Power                         Required Voltage and Total Amperage
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Construction Contact
Name/Number:
-----------------------------------------------------------------------------------------

                                 Site Schedule
                                   Exhibit 4

                                  Prime Lease

                          MASTER SITE LEASE AGREEMENT

                                                    EXHIBIT B SITE NO. ________

                              ESTOPPEL CERTIFICATE

The undersigned does hereby represent and warrant as follows:

1. The undersigned, is the Landlord/Tenant under a Site Schedule dated _______, _____ for Site No. _____ (the "Site Schedule") entered into pursuant to the Master Site Lease Agreement dated ___________________, 1999 (the "Lease") between the operating communications subsidiaries of Nextel Communications, Inc. and Tower Asset Sub, Inc., its successor and assigns and the Landlord Parties defined in the Lease.

2.    The Landlord/Tenant under the Site Schedule is: _______________.

3. Neither the Lease nor the Site Schedule has been modified, changed or amended (except for the addition or revision of other Site Schedules) except as listed on Exhibit A hereto, and a true and correct copy of any such modification, change or amendment is attached hereto.

4. The Lease and the Site Schedule (each as modified, if modified) are in full force and effect.

5. The monthly rent currently being paid is $______ per month. No rentals are accrued and unpaid under the Site Schedule. Taxes, insurance, maintenance, and any other applicable charges due under the Site Schedule have been paid through_____________. No prepayments of rentals due under the Site Schedule have been made.

6. The initial term of the Site Schedule commenced on_______, _____ and is scheduled to expire on_______, _____. There is no option to renew or extend the term of the Site Schedule, except as set forth in the Lease.

7. No default or event that with the passage of time or notice would constitute a default on the part of the undersigned exists under the Site Schedule, to the undersigned's knowledge.

8. The undersigned has not assigned, sublet, transferred, hypothecated or otherwise disposed of its interest in the Lease as it relates to the Site Schedule and/or the Premises, or any part thereof, [except for the assignment of a collateral interest by Tenant to its lenders, as more particularly described in Section 11 of the Lease].

9. To the undersigned's knowledge, the undersigned has no defense to its obligations under the Lease and will assert no setoff, claim or counterclaim except as may be expressly provided for in the Lease.

10. The agreements contained herein shall be binding upon and inure to the benefit of the respective heirs, administrators, executors, legal representatives, successors and assigns of Landlord and Tenant, and their respective lenders.

11. The party signing this Estoppel Certificate is authorized to execute same on behalf of the undersigned.

IN WITNESS WHEREOF, The undersigned has caused this Estoppel Certificate to be executed by its duly authorized representative on ______________________,
______.

LANDLORD/TENANT:




By:


Its:

                          MASTER SITE LEASE AGREEMENT

                                                  EXHIBIT C SITE NO.___________

                         SUBORDINATION, NON-DISTURBANCE
                            AND ATTORNMENT AGREEMENT

      THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT ("Agreement"), made and entered into as of ________, 1999, by and among Canadian Imperial Bank of Commerce, as Collateral Agent for the Administrative Agent, the Lenders and the Tranche C Lenders, all as defined in the Intercreditor and Subordination Agreement by and among the parties to this Agreement and SpectraSite Communications, Inc. as Borrower and [other subsidiaries of Borrower] (the "Intercreditor Agreement") (hereinafter called "Lender"), Tower Asset Sub, Inc., a Delaware corporation and the Landlord Parties (as defined in the Lease (hereinafter individually or collectively as the context may require, "Landlord") and Nextel of New York, Inc., Nextel Communications of the Mid-Atlantic, Inc., Nextel South Corp., Nextel of Texas, Inc., Nextel West Corp. and Nextel of California, Inc., each, d/b/a Nextel Communications, (hereinafter individually or collectively, as the context may require, "Tenant").

WITNESSETH:

      WHEREAS, Lender has made or intends to make a loan or loans (the "Loan") to or for the benefit of Landlord secured by, among other things, fee simple and leasehold interests in certain real property and all improvements thereon and appurtenances thereto owned by Landlord (individually, a C and collectively the "Sites"); and

      WHEREAS, Lender may require the Loan to be secured by a mortgage and security agreement (the "Mortgage") on one or more Sites; and

      WHEREAS, Landlord and Tenant have entered into certain site schedules (each, a "Site Schedule") pursuant to a certain Master Site Lease Agreement (as amended from time to time, the "Lease") with respect to the portions of each Site and the improvements thereon leased by Tenant (the "Premises") all as more particularly set forth in each Site Schedule; and

      WHEREAS, Landlord has assigned or is to assign, pursuant to the Mortgage and documents related thereto, all of its right, title and interest in the Lease and some or all of the Site Schedules related thereto and the rents payable thereunder to Lender as security, inter alia, for the performance of its obligations made in connection with the Loan;

      NOW, THEREFORE, in consideration of the mutual promises and covenants of the parties hereto, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do mutually covenant and agree as follows:

      1. Non-Disturbance. So long as Tenant is not in default (after the expiration of all periods afforded to Tenant during which Tenant has the right to cure any default) under the Lease with respect to any Site, Tenant shall not, by reason of foreclosure of the Mortgage, acceptance of a deed in lieu of foreclosure, or the exercise of any remedy provided in the Mortgage, be disturbed in Tenant's use, occupancy and quiet enjoyment of the Premises during the term of the Lease as it relates to the Site Schedule or any extension thereof set forth in the Site Schedule, and Tenant shall have the right to exercise all renewal terms set forth in each Site Schedule. For purposes of this Agreement, a "foreclosure" shall include (but be not limited to) a judicial foreclosure proceeding, the exercise of a power of sale, a sheriff's or trustee's sale under power of sale and any other transfer of the Landlord's interest in the Site under peril of foreclosure, including, without limitation, an assignment or sale in lieu of foreclosure and any Acquiring Party (hereinafter defined) shall take subject to the terms of the Lease as it relates to the affected Sites.

      2.    Subordination

            (a) The Lease and the Site Schedules shall be subject and subordinate in all respects to the lien and terms of the Mortgage, to any and all advances to be made thereunder and to all renewals, modifications, consolidations, replacements and extensions thereof. Lender agrees and acknowledges that nothing in the Intercreditor Agreement shall negate or preclude the exercise of Tenant's rights to any benefits afforded under this Agreement.

            (b) Tenant warrants and represents that it has not subordinated the Lease or the Site Schedules or any of its rights to possession under the Lease or the Site Schedules to any lien, mortgage, deed of trust or deed to secure debt prior to the date hereof, except as set forth in Section 3 hereof.

      3.    Lender Acknowledgement

            (a) Lender acknowledges that Tenant has entered into a financing arrangement including promissory notes and financial and security arrangements for the financing of the Tenant Facilities (as defined in the Lease, hereinafter the "Collateral") with a third party financing entity (and may in the future enter into additional financing arrangements with other financing entities) and may enter into sale/leaseback or other similar arrangements with Affiliates (as defined in the Lease) of Tenant who may become sub-tenants with respect to certain of the Sites and may install items equivalent to the Tenant Facilities (as defined in the Lease) at such Sites, which in turn may be subject to financing and security agreement terms similar to those applicable to Tenant (such items collectively, "Affiliate Collateral"). In connection therewith, Lender (i) consents to the installation of the Collateral and the Affiliate Collateral; (ii) disclaims any interest in the Collateral and the Affiliate Collateral, as fixtures or otherwise; and (iii) agrees that the Collateral and the Affiliate Collateral shall be exempt from execution, foreclosure, sale, levy, attachment, or distress for any Rent (as defined in the Lease) due or to become due, and that such Collateral and Affiliate Collateral may be removed by Tenant or its Affiliates, as appropriate, at any time without recourse to legal proceedings, subject to the terms of the Lease.

            (b) Lender further acknowledges that Tenant has assigned its rights in and to the Collateral and under the Lease as collateral security for the aforesaid financing arrangements, and may in the future enter into additional financing arrangements.

      4. Attornment. At the election of such Acquiring Party, Tenant agrees to attorn to, accept and recognize any person or entity which acquires a Site through a foreclosure (an AAcquiring Party") as the landlord under the Lease for the then remaining balance of the term of the relevant Site Schedule, and any extensions thereof as made pursuant to the Lease; provided, however, the Lease at such time shall be effective between Tenant and such Acquiring Party only to the extent that the same relates to the Site. The foregoing provision shall be self-operative and shall not require the execution of any further instrument or agreement by Tenant as a condition to its effectiveness. Tenant agrees, however, to execute and deliver, at any time and from time to time, upon the request of the Lender or any Acquiring Party any reasonable instrument which may be necessary or appropriate to evidence such attornment, including, without limitation, a new lease substantially similar in terms to the Lease but covering only the Site.

      5. No Liability. Notwithstanding anything to the contrary contained herein or in the Lease, it is specifically understood and agreed that neither the Lender, any receiver nor any Acquiring Party shall be:

            (a) liable for any act, omission, negligence or default of any prior landlord; provided, however, that any Acquiring Party shall be liable and responsible for the performance of all covenants and obligations of Landlord under the Lease accruing from and after the date that it takes title to any Site; or

            (b) except as set forth in (a) above, liable for any failure of any prior landlord to construct any improvements; or

            (c) subject to any offsets, credits, claims or defenses which Tenant might have against any prior landlord except as provided in the Lease; or

            (d) bound by any rent or additional rent which is payable on a monthly basis and which Tenant might have paid for more than one (1) month in advance to any prior landlord; or

            (e) bound by any cancellation, surrender, amendment or modification of the Lease (provided, however, that any Acquiring Party shall be bound by each amendment and modification that is in effect at the time such Acquiring Party takes title to any Site) or release of Landlord from liability thereunder not expressly consented to in writing by Lender or otherwise permitted by the Mortgage in each instance provided, however, that Landlord may obtain additional Sites pursuant to that certain Master Site Commitment Agreement (which will be evidenced by new Site Schedules to the Lease) and provided further that this subsection (e) shall not apply to any amendment or modification that is not adverse to Lender or to cumulative cancellations or surrenders of up to 10% of the Site Schedules then in effect under the Lease.

            (f) liable to Tenant hereunder or under the terms of the Lease beyond its interest in the Site; or

            (g) liable under the Lease except as the same relates to the Site (not liable under the Lease with respect to any site other than the Site).

Notwithstanding the foregoing, Tenant reserves its rights to any and all claims or causes of action against such prior landlord for prior losses or damages relating to the Site and against the successor landlord for all losses or damages arising or relating to the Site from and after the date that such successor landlord takes title to the Site.

      6. Rent. Tenant has notice that the rents and all other sums due thereunder relating to the Site have been assigned to Lender as security for the Loan secured by the Mortgage. In the event Lender notifies Tenant of the occurrence of a default under the Mortgage and demands that Tenant pay its rents and all other sums due or to become due relating to the Site under the Lease directly to Lender, Tenant shall honor such demand and pay its rent and all other sums due relating to the applicable Site under the Lease directly to Lender or as otherwise authorized in writing by Lender. Landlord hereby irrevocably authorizes Tenant to make the foregoing payments to Lender upon such notice and demand and payments so made by Tenant to Lender shall be conclusively deemed, as between Tenant and Landlord, to have been made to Landlord under the Lease.

      7. Lender to Receive Notices. Landlord shall notify Lender promptly following notice from Tenant of any actual or alleged default by Landlord under the Lease relating to any Site which would entitle Tenant to cancel the Lease as to such Site, and Tenant agrees that, notwithstanding any provisions of the Lease to the contrary, no notice of cancellation thereof shall be effective unless Lender shall have received notice of default giving rise to such cancellation and shall have failed within thirty (30) days after receipt of such notice to cure such default, or if such default cannot be cured within thirty (30) days, shall have failed within sixty (60) days after receipt of such notice to commence and diligently pursue any action necessary to cure such default and shall have accomplished such cure by the expiration of such sixty
(60) day period, provided, however, that no notice shall be required hereunder to the extent that the cancellation of the Lease as it relates to individual Site Schedules, together with all previous and contemporaneous cancellations, constitutes less than 10% of all Sites then subject to the Lease.

      8. Notices. All notices or other written communications hereunder shall be deemed to have been properly given (i) upon delivery, if delivered in person with receipt acknowledged by the recipient thereof, (ii) one (1) Business Day (hereinafter defined) after having been deposited for overnight delivery with any reputable overnight courier service, or (iii) three (3) Business Days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by registered or certified mail, postage prepaid, return receipt requested, addressed to the receiving party at its address set forth above, and:

      If to Tenant:
                      ---------------------------

                      ---------------------------

                      ---------------------------

                          ---------------------------

      and

      If to Landlord:

                          ---------------------------

                          ---------------------------

                          ---------------------------

                          ---------------------------

      and

      If to Lender:

                          ---------------------------

                          ---------------------------

                          ---------------------------

                          ---------------------------

or addressed as such party may from time to time designate by written notice to the other parties. For purposes of this Paragraph 7, the term "Business Day" shall mean any day other than Saturday, Sunday or any other day on which banks are required or authorized to close in New York, New York.

      Any party by notice to the other may designate additional or different addresses for subsequent notices or communications.

      9. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Agreement shall also bind and inure to the benefit of any subsequent mortgagee or holder of other security instrument with respect to the Lease as it relates to any Site Schedule or any part to refinance the Loan, and in such event, all references herein to Lender shall also refer to such mortgagee or holder, and all references to the Mortgage shall also refer to such mortgage or security instrument.

      10. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

      11. Amendment. This Agreement may not be changed, amended or modified in any manner other than by an agreement in writing specifically referring to this Agreement and executed by the parties hereto.

      12. Counterparts. This Agreement may be executed in counterparts, each being deemed an original and all being deemed one and the same.


      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                    LENDER:

                                    [Lender]

(SEAL)

Attest:                                 By:
       ---------------------------         --------------------------
Name:                                      Name:
     -----------------------------
Title:                                     Title:
      ----------------------------



                                        LANDLORD:

                                        [Landlord]


                                        By:
                                           --------------------------
                                              Name:
                                              Title:


                                        TENANT:
                                        [Tenant]



                                        By:
                                           --------------------------
                                              Title:

[Note: Site specific forms appropriate to the applicable jurisdiction to be provided as required]

                          MASTER SITE LEASE AGREEMENT

                                               EXHIBIT D SITE NO.______________

                            MEMORANDUM OF AGREEMENT

CLERK:  Please return this document to:___________________


This Memorandum of Agreement is entered into on this ____ day of ________________, ______, by and between ___________________________, a
________________ corporation, with an office at
____________________________________, (hereinafter referred to as "Landlord")
and ________________________, a __________ Corporation with an office at
________________ ____________________________________, (hereinafter referred to as "Tenant").


1. Landlord and Tenant entered into a Site Schedule pursuant to a Master Site Lease Agreement ("Agreement") on the ____ day of ____________ ______, for the purpose of installing, operating and maintaining a radio communications facility and other improvements. All of the foregoing are set forth in the Agreement.

2. The term of the Agreement as it relates to the Site Schedule is for ____ (__) years commencing on _________________, ______ ("Commencement Date"), and terminating on the ________ anniversary of the Commencement Date with ______ (____) successive ____ (____) year options to renew.

3.    The Land which is the subject of the Agreement as it relates to the Site
      Schedule is described in Exhibit A annexed hereto. The portion of the Land being leased to Tenant (the "Premises") is described in Exhibit B annexed hereto.

IN WITNESS WHEREOF, the parties have executed this Memorandum of Agreement as of the day and year first above written.

Landlord                                  Tenant

---------------------------------         --------------------------------
By:                                       By:
       --------------------------                -------------------------
Date:                                     Date:
       --------------------------                -------------------------
Title:                                    Title:
       --------------------------                -------------------------

STATE OF ________________________

COUNTY OF ______________________

On ____________________, before me, _________________________, Notary Public, personally appeared ____________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

                               ________________________________ (SEAL)

Notary Public

My commission expires:  _______________________





STATE OF _____________________________

COUNTY OF ___________________________

On ____________________, before me, _________________________, Notary Public, personally appeared ____________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

                               ________________________________ (SEAL)

Notary Public

My commission expires:  _______________________________